EXHIBIT 10.1

                     BRAVO MASTER DISTRIBUTION AGREEMENT

      THIS MASTER DISTRIBUTION AGREEMENT (the "Agreement") is made by and between Bravo! Foods International Corp. (the "Company"), a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 11300 US Highway No. 1, North Palm Beach, FL 33408, and Coca-Cola Enterprises Inc., a corporation organized and existing under the laws of the State of Delaware, having its principal place of business at 2500 Windy Ridge Parkway, Atlanta, GA 30339 ("Distributor, " and as Distributor is defined further below).

      To achieve the purposes referred to below, and in consideration of the mutual covenants and agreements set forth in this Agreement, Company and Distributor hereby agree as follows:

      1.    Statement of Purpose and Mutual Intention.
            -----------------------------------------

      Company is the developer, marketer and seller of various nonalcoholic beverages (the "Products") and the owner or licensee of the trademarks on
Exhibit 1 in connection with non-alcoholic beverages (the "Marks") Company desires to authorize Distributor as its exclusive master distributor for the Products in all of the United States and Canada and certain countries in Europe (defined as the Territory below), and further for Distributor to authorize the subdistribution of the Products in the Territory by subdistributors selected by Distributor.

      2.    Definitions.
            -----------

      As used in this Agreement, the following terms shall have the following meanings:

      "Affiliate" of a specified Person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and polices of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

      "Beverage Competitor" means PepsiCo, Inc., Cadbury Schweppes, Inc. or any other company engaged in the manufacturing or distribution of nonalcoholic beverage products.

      "Case" means a 12-count physical case of Products.

      "Distributor" means Coca-Cola Enterprises Inc., a corporation organized and existing under the laws of the State of Delaware, its divisions, Subsidiaries, and Affiliates.

      "Change of Control" means such time as (a) any persons other than the current shareowners or Distributor becomes the beneficial owner (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 or the rules promulgated thereunder), directly or indirectly, of more than 50% of the total voting power of Company or has, directly or indirectly, acquired any significant rights to the Marks, or (b) any Beverage Competitor becomes the beneficial owner of any of the voting power of Company or has, directly or indirectly, acquired any significant rights to the Marks.

      "Governmental Authority" means any U.S. federal, state or local government or governmental entity or any foreign government or governmental entity or any political or other subdivision, department or branch thereof or any regulatory, administrative or other agency or any court, tribunal or other judicial or quasi judicial authority of any of the foregoing.

      "Laws" means any applicable national, European Union, federal, state, parish, provincial or local law, statute, ordinance, rule, regulation, code, order, judgment, injunction or decree of any country.

      "Losses" means any damages, losses, liabilities, claims, charges, actions, suits, proceedings, deficiencies, taxes, interest, penalties, and costs and expenses (including court costs and reasonable attorneys' fees and expenses).

      "Person" means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, group, trust, association or other organization or entity or government, political subdivision, agency or instrumentality of a government.

      "Products" means those products that the Company, currently or in the future during the Term, produces, markets or distributes for sale in the Territory; the Company's current Products are listed in Exhibit 2, which Exhibit may be amended from time to time to add new products, if applicable, in accordance with Section 6 below;

      "Subdistributor" means any entity appointed by Distributor to distribute Products pursuant to a Subdistribution Agreement consistent with the terms of this Agreement.

      "Subdistribution Agreement" means an agreement for the subdistribution of Products in the Territory.

      "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such limited liability company, partnership or joint venture or
(iii) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

      "Territory" means the entirety of the United States, all U.S. possessions, Canada, Belgium, continental France, Great Britain,
Luxembourg, Monaco and the Netherlands, as well as any other geographic territory to which, during the term of this Agreement, Distributor obtains the license to distribute beverages of The Coca-Cola Company.

      The following additional terms have the meanings set forth in the Sections set forth below:


      Definition                     Location
      ----------                     --------

      A.A.A.                         [SECTION] 27.2
      Act                            [SECTION] 10.3
      Agreement                      Preamble
      Assumption Date                [SECTION] 3.6
      Company                        Preamble
      Delay                          [SECTION] 3.3.2
      Distributor                    Preamble and 2
      Effective Date                 [SECTION] 3.1
      Effective Distribution Date    [SECTION] 3.1
      Excluded Liabilities           [SECTION] 4.6
      Load-In Cases                  [SECTION] 3.8
      Marks                          [SECTION] 1
      Products                       [SECTION] 1 and 2
      Term                           [SECTION] 11

      3.    Establishment of Distributorship; Cooperation; "Load In".
            --------------------------------------------------------

      3.1 This Agreement shall become effective and binding upon all parties that are signatories hereto upon the full execution of this Agreement by all such parties (the "Effective Date"). Except as otherwise specifically provided in this Agreement, Company hereby appoints Distributor to be the exclusive master distributor of the Products in all packages and sizes in the Territory for all existing and future channels of distribution and customer accounts. This appointment is to be effective as of October 31, 2005 (the "Effective Distribution Date"). Distributor and/or Subdistributors shall buy the Products only from Company or its duly authorized appointee(s). Except as otherwise specifically provided in this Agreement, or as authorized in writing by Distributor, Distributor shall be the exclusive distributor of Products in the Territory, and Company shall not sell or distribute Products in the Territory from and after the Effective Distribution Date.

      3.2 As of the Effective Distribution Date, Distributor will promptly begin distribution in the portions of the United States where Distributor currently operates. Distribution in the rest of the Territory shall occur later as notified by Distributor to Company.

      3.3 The procedure for the transition of the Company's current distribution system to Distributor's system (initially in the United States as noted above) shall be governed by the following:

            3.3.1 By August 15, 2005, Company will provide (i) a list of all of its retail accounts within the Territory to which the Company sells through brokers or directly and copies of all agreements with such retail accounts or brokers; (ii) a list of all distributors within the Territory and copies of all agreements with such distributors, (iii) to the extent possible, a designation of retail accounts currently serviced by each listed distributor; and (iv) the details of all retail account-specific distribution arrangements and copies of any retail account agreements governing such arrangements (e.g. 7-Eleven and Walgreen's). The Company will provide accurate contact information to Distributor for all retail accounts, distributors and brokers.

            3.3.2 Based on the information provided under Section 3.3.1, and after consultation between Company and Distributor, on or before August 31, 2005, Company and Distributor shall agree on Exhibit 3.3.2 to be attached and incorporated into this Agreement, which Exhibit shall set forth which retail accounts, brokers and distributors Company will continue to supply, subject to Sections 3.3.3 and 3.6. Except as otherwise specifically provided in Exhibit 3.3.2 attached to this Agreement, and except as provided in Section 3.6 below, on or before the Effective Distribution Date, Company will properly and lawfully terminate all current distribution agreements in the Territory. If the termination of any existing distribution agreement is legally challenged and Distributor is not legally permitted to begin distribution on the Effective Distribution Date (a "Delay"), the portion of the Territory at issue will not be subject to this Agreement during the pendency of the Delay, and Distributor will assume the portion of the Territory at issue once the legal issues related to the challenge have been resolved to Company's satisfaction.

            3.3.3 While the Company will use best efforts to transfer all of its distribution to Distributor, the parties understand and acknowledge that certain retail accounts' agreements with Company as set forth on Exhibit 3.3.2 may require methods of delivery other than direct store delivery (DSD) distribution, and the Company reserves the right to continue such methods of delivery for such retail accounts. However, except for Company's arrangement with Tabatchnick Fine Foods, Inc. described on Exhibit 3.3.2, such arrangements shall immediately cease at such time as Distributor provides the distribution methods required by the applicable retail account, and the provisions of Section 3.7 with respect to sharing of cost savings shall apply to all Cases sold to these customers until Distributor does so.

      3.4 Company and Distributor shall cooperate with each other during the period commencing on the Effective Date hereof and through the Effective Distribution Date to ensure the orderly transition of the Products' distribution in the Territory to Distributor and/or
Subdistributor, and to minimize the disruption to the marketing and sale of the Products in the Territory during such transition.

      3.5 Except as provided in Section 3.6 below and Exhibit 3.3.2, in the event that additional territories later are made subject to this Agreement in the future, and except as may be otherwise specifically provided in connection with such additional territories, Company shall properly and lawfully terminate all distribution agreements in such additional territories, on or before the effective date that such additional territories are made subject to this Agreement.

      3.6 Distributor reserves the right to permit the continuation of existing distribution arrangements by Company and its other distributors after the Effective Distribution Date as set forth on Exhibit 3.3.2. However, except for Company's arrangement with Tabatchnick Fine Foods, Inc. described on Exhibit 3.3.2, Distributor shall have the right, on not less than 30 days' prior written notice, to assume such existing arrangements, and at such time (the "Assumption Date") Company shall immediately comply with section 3.3.2 or 3.5 above, as applicable. In determining when and if to exercise its right to assume existing distribution arrangements, Distributor shall use commercially reasonable best efforts to develop plans designed to prevent the loss of a material portion of the volume of Products sold pursuant to such arrangements.

      3.7 Company agrees that it shall actively work to achieve cost savings on the Products from its suppliers of raw materials, ingredients and services. Company shall share one-half of all such cost savings (where such cost is reduced below the cost per bottle shown on Exhibit 3.7 by Product) with Distributor on a per-Case basis for all Products sold to others during the Term pursuant to Section 3.3.3 and 3.6. All such cost savings shall be paid quarterly by Company, along with a detailed report and accounting reasonably satisfactory to Distributor. Distributor shall have the right throughout the Term to have access to and right to examine directly pertinent books, papers, documents, accounts and records of Company relating to the above-mentioned cost savings to ensure the provisions of this Section 3.7 are being carried out.

      3.8 Company shall ensure that its current distributors, brokers or retail accounts do not "load-in" excess amounts of Products into the market prior to the Effective Distribution Date. For purposes of this Agreement, "Load-In Cases" shall be defined as any volume of Cases of Products sold to Company's existing distributors following notification of termination that is in excess of 10% over the average amount of monthly volume sold to the applicable retail account during the 3 month period prior to notification. Company will provide Distributor with monthly distributor shipment information for 2005 year to date and prior year.

      4.    Distributor's Responsibilities; Excluded Liabilities.
            ----------------------------------------------------

      Except as otherwise described in this Agreement, following the Effective Distribution Date, Distributor will manage, in reasonable consultation with Company, all aspects of the sale and distribution of the Products in the Territory, either itself or through Subdistributors. In this regard, Distributor shall be responsible for:

      4.1 Using all commercially reasonable efforts to solicit, procure and obtain orders of the Products and actively promoting the sale of the Products in the Territory by, among other things, calling on customers; distributing point-of-sale materials furnished by Company; rendering written reports to Company, in form and substance and at such times as Company reasonably requests. Such efforts shall be commercially reasonable and will be consistent with Distributor's efforts on behalf of other shelf stable dairy drink brands, if any, as well as consistent with the Products' sales volume, required days of supply, velocity and other equivalent measures.

      4.2 Merchandising the Products using only advertising materials supplied by or pre-approved by Company. Distributor will not alter the Product logo, or create any slogans, claims or other advertising materials to market the Products, without written approval from Company. Company shall not unreasonably withhold approval of the advertising materials or the suppliers thereof, subject to the approval by the applicable licensor of the use of the licensed Marks, in accordance with the approval procedures set forth in the applicable license agreement.

      4.3 Delivering to its customers within the Territory, either directly to the stores or through warehouses or brokers.

      4.4 Keeping accurate accounts, books and records relating to the business of Distributor and making available information with respect to all of its transactions in connection with the sale of the Products.

      4.5 Conducting its business in accordance with all applicable Laws, including obtaining and maintaining in effect all necessary permits, liability insurance and licenses.

      4.6 Distributor shall not assume pursuant to the provisions hereof any of Company's debts, liabilities or obligations whatsoever, whether accrued, absolute, contingent, known, unknown or otherwise; any accounts payable; or any Losses arising from or relating to claims asserted by any third party or Governmental Authority to the extent caused by any Products manufactured, produced, distributed, advertised, marketed or sold prior to the Effective Date, (collectively the "Excluded Liabilities").

      5.    Company Obligations.
            -------------------

      Company shall be responsible for:

      5.1 All other aspects of the business of the Products in the Territory not covered in section 4 above, including, without limitation: the strategic direction of the Products; sales force education and support; marketing and advertising the Products, including design and development of point of sale materials and advertising; consumer inquiries; product development; and the manufacture and supply of the Products; maintenance of the intellectual property rights necessary for Company to produce, market and/or distribute and for Distributor to sell the Products in the Territory during the Term.

      5.2 Obtaining, at its own expense, all legal and regulatory clearances necessary to the manufacture and distribution of the Products in a particular geography pursuant to this Agreement, and all filings, maintenance, clearance and enforcement of any trademarks or trade dress associated with the Products.

      5.3 Spending a minimum of $[REDACTED] in the remainder of 2005 and 2006 and thereafter, beginning in 2007, an amount per year in each country in the Territory equal or greater than [REDACTED]% of Company's total revenue in such country as reported in Company's Form 10-K on national and local advertising for Products, including actively marketing the Slammers mark, based on a plan to be mutually agreed each year.

      5.4 Complying with all license agreements and paying all licensing fees necessary to ensure Distributor's continued ability to purchase and distribute the Products.

      5.5 Conducting its business in accordance with all applicable local, state and federal laws and regulations, including obtaining and maintaining in effect all necessary permits, liability insurance and licenses and filing of all required tax returns, reports and disclosures. Failure to file such tax returns, etc., or to correct existing failures to file by October 31, 2005 shall be deemed to be a material breach hereof.

      5.6 Providing Distributor in writing with any handling or other quality instructions regarding the Products.

      5.7 By January 1, 2006, changing the labels on the Products to a label that is satisfactory to Distributor, e.g, to a label that does not contain PVC but is similar visually.

      5.8 By January 1, 2006, changing to a package for the Products that vends without issue in Distributor's can/bottle vending machines, satisfactory to Distributor.

      5.9 Ensuring that Products are not released to Distributor or any other customer prior to all microbiological test results being reviewed and determined to be in accordance with the copacker's standards and specifications as approved by Distributor.

      5.10 Notifying Distributor of any changes to Product formulations, manufacturing procedures, handling procedures, ingredients, identity of copackers, standard operating procedures, GMP's, quality standards or any changes that impact Product stability, flavor profiles, cost of goods, etc. so as to obtain Distributor's review and approval of same prior to implementation.

      5.11 By January 1, 2006, documenting a process for handling consumer complaints, calls and product recalls satisfactory to Distributor and implementing the documented process.

      5.12 Ensuring that appropriate Product stability testing satisfactory to Distributor is conducted.

      5.13 By the Effective Distribution Date, changing the case design to an open design satisfactory to Distributor.

      6.    New Products and Packages.
            -------------------------

      6.1 Company grants to Distributor a right of first refusal to negotiate in good faith with Company for the exclusive right to distribute any additional non-alcoholic beverage products subsequently produced and/or marketed by Company (whether such additional beverages are marketed under the Marks, sub-brands of the Marks, in new containers, new trade dress or line extensions, or as new products or trademarks) under terms and conditions to be negotiated by Company and Distributor. Company will notify Distributor in writing of its intention to introduce such additional beverage products and will negotiate exclusively with Distributor for a 45-day period from the date of such notification. During the 45 days and thereafter, Company will not enter into any agreement with a third party for such additional product without first offering the same terms and conditions to Distributor. Distributor will have 15 days to respond to such an offer. Should Distributor decline the right of first refusal and/or to meet the offer terms by a third party, or if Company and Distributor are unable to reach agreement regarding terms of distribution during the 45-day exclusive negotiation period, Company reserves the right to use another distributor in the Territory for those products, provided, however, that beginning one year after Distributor has declined the right of first refusal, Distributor shall have the right, with 90 days notice to Company, to later initiate negotiations pursuant to the above procedure for such additional non-alcoholic beverage products.

      6.2 Company shall give Distributor 60 days notice before introducing an existing Product into a part of the Territory where it had not been sold before.

      7.    Competing Products.
            ------------------

      7.1 Distributor shall not cause or authorize the sale or distribution of Products or the use of the trademarks, or any trade name, advertising matter or copyrighted materials associated with the Products except as specifically authorized in this Agreement.

      7.2 Distributor agrees that, during the Term, it shall not produce, promote, advertise, distribute, sell or offer for sale, directly or indirectly or through an Affiliate, without the prior written consent of the Company, any beverage bearing a trademark or trade dress that constitutes an infringement of the Company's intellectual property rights as set forth in this Agreement, or which is likely to be confused with Company's intellectual property rights as set forth in this Agreement.

      7.3 Except as set forth in Section 7.2 above, nothing contained in this Agreement shall prohibit Distributor and/or its Subdistributor(s) from manufacturing, distributing, selling, marketing, and/or advertising any other beverages, be they dairy drinks or otherwise, and regardless of whether they are existing products or new products.

      8.    Recall.
            ------

      8.1 Distributor and/or its Subdistributor(s) shall promptly refer to Company for response to all customer or consumer complaints involving the health, safety, quality, ingredients or packaging of the Products, or which in any way could be detrimental to the image or reputation of Company or the Products, and shall notify Company of any governmental, customer or consumer inquiries regarding the Products about which Distributor shall become aware. In the event Company becomes aware of the existence of any quality or other technical problem relating to the Products or other packaging for the Products, Company may require Distributor immediately to take all necessary measures to withdraw or recall the Products concerned from the market. Company shall notify Distributor by telephone, telefax or any other form of immediate communication that the Products concerned are to be withdrawn from the market. Upon receipt of such notice, Distributor shall immediately cease the distribution of such Products and take all other measures that are reasonably necessary or reasonably required by Company in connection with the withdrawal of such Products from the market. The parties to this Agreement shall employ good faith in assisting one another in the prompt and prudent resolution of any Products crises that may arise.

      8.2 Any costs associated with recall and disposal of Products that arise out of Distributor's or a Subdistributor's failure properly to handle, store, deliver or rotate the Products in accordance with the instructions provided by Company to Distributor shall be the responsibility of Distributor or applicable Subdistributor, as the case may be. Any costs associated with recall and disposal of Products that arise from any other cause shall be borne by Company, and promptly paid by Company to Distributor.

      9.    Products Pricing and Supply.
            ---------------------------

      9.1 Company shall sell Products directly to the Distributor and, at Distributor's option, to Subdistributor(s) in the Territory, at the prices set forth on Exhibit 9.1A and on the terms and conditions on Exhibit 9.1B, and on 45 day credit terms. If the terms and conditions on Exhibit 9.1B conflict with this Agreement, this Agreement shall control. Order fulfillment and lead time requirements shall be as set forth in Exhibit 9.1C attached to this Agreement.

      9.2 Products orders shall be placed directly by Distributor or the Subdistributor(s). In the event that Company is unable to supply Products or deliver the same in accordance with the terms hereof because of fires, strikes, lockouts, accidents, wars, embargoes, delays by carriers, or other contingencies of the same or a different nature beyond the control of Company, then Company shall not be liable or responsible for any loss, damage or delay which may be caused thereby, but if such cause and Company's failure continues for one hundred and twenty days, then Distributor may terminate this Agreement upon thirty days' written notice to Company.

      9.3 Company shall maintain sufficient production capacity to satisfy Distributor and any Subdistributor's forecasted requirements, and in the event of Company being unable to maintain such capacity or to otherwise supply Distributor or Subdistributor(s) with sufficient Products to satisfy their demand, Company shall promptly notify Distributor of such event and use its best efforts to reallocate demand for the Products so as to give Distributor priority over other purchasers of the Products. Distributor shall have the right to terminate if Company is unable to supply the forecasted amount of Products to Distributor for a period of time in excess of 59 days. If Company is unable to supply the forecasted amount of Products to Distributor for a period of time from 15 to 59 days, Company shall pay Distributor a penalty equal to two times the daily average, over the past previous 60 day period, of Distributor's aggregate Net Sales Income on sales of Products, times the number of days that Company failed to supply Distributor. This penalty shall be reduced in proportion to the amount by which Company's failure to supply was only a partial failure. Distributor agrees to provide to Company a rolling three-month forecast of its requirements, but such forecast shall not create a binding purchase commitment. In developing the forecast, Distributor will give due consideration to the Company's existing and anticipated production capacity during the forecast period, which capacity as of the date of this Agreement is 2.5 million bottles per month until April 2006, and then 7 million bottles per month thereafter. As Company's capacity changes, capacity information shall be supplied by the Company within ten (10) days of the change.

Company shall use its commercially reasonable best efforts to increase its access to production capacity to meet Distributor's sales projections as such projections grow in excess of Company's current and anticipated capacity set forth above.

      9.4 Company agrees that all Products delivered to Distributor or any Subdistributor shall have a minimum of 20 weeks remaining shelf life. During the first six months of the Term, Bravo may deliver Products with as little as 15 weeks remaining shelf life.

      9.5 Company will maintain a binding production and capacity agreement with Jasper Products that will provide for (i) minimum capacity requirements on a staged basis over the term, (ii) minimum shelf life requirements (iii) pricing and capacity pursuant to a Guaranteed Capacity Program, (iv) appropriate Product stability testing, (v) minimum four year term with automatic extension provisions at Company's sole discretion and
(vi) microbiological testing requirements in accordance with defined standards and specifications, subject to Distributor's approval. Company shall ensure that Distributor has the right to conduct production reviews and inspections at Jaspar and at any other copackers' operations.

      10.   Representations, Warranties and Covenants.
            -----------------------------------------

      10.1  Company and Distributor each represent and warrant that
(a) this Agreement has been duly authorized, executed and delivered by such party, and constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms, and (b) the execution and delivery of this Agreement by such party do not contravene the articles or certificate of incorporation or by-laws of such party, or contravene or constitute a default under any material agreement, judgment, injunction, order, decree or other instrument binding upon such party.

      10.2  Company represents, warrants and covenants as follows:

      (a) Except for the Tabatchnik agreement described in Exhibit 3.3.2 of this Agreement, it is legally entitled to terminate and/or transfer without liability to Distributor any existing distribution agreements or arrangements in the Territory and to grant Distributor the exclusive distribution rights outlined herein as of the Effective Distribution Date without violating the rights of any third party, be they contractual or otherwise.

      (b) Except for the Tabatchnik agreement described in Exhibit 3.3.2 of this Agreement, neither Company nor any Affiliate of Company has any obligation of any kind to existing distributors or anyone else relating to the Products in the Territory that would affect or impair the rights granted to Distributor as set forth in this Agreement.

      (c) No authorization, consent or approval of any third party or any Governmental Authority is necessary for Company to consummate the transactions contemplated by this Agreement.

      (d) It now has and throughout the Term will make commercially reasonable best efforts to secure the legal right and authority to use the Marks on the Products and all other intellectual property necessary to manufacture and distribute the Products, in the territories as described on
Exhibit 10.2 attached and to expand such legal right and authority to the entire

Territory. Company, with the approval of Distributor, may forgo a license or the use of a licensed Mark in favor of a substitute licensed mark using new intellectual property ("New IP Product"). Distributor shall not unreasonably withhold such approval. Further, Company represents, warrants and covenants that it exclusively owns all right, title and interest in all the registered trademarks under the "Owned Trademarks and Other Intellectual Property Rights" heading on Exhibit 10.2 attached, and has the right to license and use the names, likenesses, marks and characters under the "Licensed Trademarks and Other Intellectual Property Rights" heading as of the Effective Distribution Date as set forth on Exhibit 10.2 attached. In the event that at any time during the Term Company no longer owns any of the registered trademarks under "Owned Trademarks and Other Intellectual Property Rights" on Exhibit 10.2 or the trademark "Pro Slammer", Distributor shall have the right, at its option, to terminate this Agreement without penalty upon 30 days' prior written notice. In the event that at any time during the Term Company no longer owns or holds valid licenses with respect to the names, likenesses, marks and characters identified under the "Licensed Trademarks and other Intellectual Property Rights" heading that derive from the agreement with Masterfoods USA, a division of Mars, Incorporated set forth on Exhibit 10.2 or any other intellectual propery rights that are present on Products representing 50% or more of Distributor's volume at the time (collectively, "Masterfoods-type License"), Company shall use its commercially reasonable best efforts to obtain new intellectual property for a New IP Product and Company shall pay Distributor all of the costs associated from the loss of the affected Products and the change to the New IP Product (eg, new POS, UPC charges, slotting fees, etc.). If the Distributor's sales volume of such New IP Product in the first 12 months after its introduction is less than 90% of Distributor's sales volume of the previous Products in the 12 months preceding the termination of the Masterfoods-type License, then Distributor shall have the right, at its option, to terminate this Agreement without penalty upon 30 days' prior written notice.

      10.3 Company warrants that (a) the Products delivered to Distributor and/or its Subdistributor(s) shall comply in all respects with the Federal Food, Drug and Cosmetic Act, as amended (the "Act"), and all applicable federal, state and local laws, rules, regulations and guidelines applicable in the Territory, including in Canada and the other countries in the Territory. Specifically, Company warrants that all Products shipped to Distributor and/or its Subdistributor(s), and all packaging and other materials that come in contact with such Products, will not at the time of shipment to Distributor and/or its Subdistributor(s) be adulterated or misbranded within the meaning of the Act or any other federal, state or local law, rule or regulation applicable in the Territory, and that such Products, packaging and other materials will not constitute articles prohibited from introduction into interstate commerce under the provisions of Section 301(d), 404 or 505 of the Act, and (b) the Products will be handled, stored and transported properly up until time of delivery to Distributor and/or its Subdistributor and will be fresh by commercially reasonable standards at the time of delivery.

      10.4 Company represents and warrants that there are no actions, suits or proceedings, either pending or threatened, before any Governmental Authority or arbitrator during the previous three years, with respect to the Products or the Marks in or relating to the Territory, or which could adversely affect Distributor's rights under this Agreement (including the right of its Subdistributor(s) to distribute the Products), and that to Company's knowledge no Governmental Authority has undertaken, or has indicated that it intends to undertake, any regulatory or enforcement action with respect to the Products, whether by means of a warning letter, a notice of violation, a request for information, or any other means, either at present or during the previous three years. If Company receives any notice from any Governmental Authority of any such action or proceeding, Company shall immediately notify Distributor thereof and keep Distributor apprised at all times of the status and all material developments related thereto.

      10.5 Company represents and warrants that its business is currently being conducted, and during the previous three years has been conducted, in all material respects in compliance with all applicable Laws. Company has all governmental and other licenses, permits, certificates and other authorizations and approvals necessary for the conduct of its business and the manufacture, marketing, advertising, and sale of the Products as currently conducted. Company shall use commercially reasonable best efforts to obtain all governmental and other licenses, permits, certificates and other authorizations and approvals necessary for the conduct of its business and the manufacture, marketing, advertising, and sale of the Products and as contemplated by this Agreement. Company has been and currently is in compliance with all such licenses, permits, certificates and other authorizations and approvals necessary for the conduct of its current business.

      10.6 Except as set forth in Exhibit 10.6, Company represents and warrants that there have been no recalls or withdrawals related to the Products during the previous three years, and that there have been no tampering incidents relating to the Products during the previous three years.

      10.7 Company represents, warrants and covenants that (a) Exhibit 1 sets forth a complete and accurate list of all Marks used in connection with the Products, including all registrations and applications therefore as filed in the Territory, (b) Company is the sole and exclusive owner or a non-exclusive licensee (as indicated on Exhibit 1) of the entire right, title and interest in and to each of the Marks, (c) the registered Marks are valid, subsisting and enforceable and have not been adjudged invalid or unenforceable, in whole or in part, anywhere in the Territory, (d) except as set forth on Exhibit 1, no claims, litigation, threatened litigation, oppositions or cancellation proceedings or administrative actions are pending or have been instituted over the prior three years that concern or relate to the Marks, (e) Company has taken and will take all actions reasonably necessary to prevent infringement of the Marks by third parties, and (f) Company has the right to use all of the packaging, formulas, or manufacturing processes used by Company for the Products and none of the packaging, formulas, or manufacturing processes used by Company for the Products infringes any patent, trademark, trade dress, copyright, trade secret, or other intellectual property right of any third party.

      11.   Term of Agreement.
            -----------------

      This Agreement shall commence on the Effective Date hereof, and shall expire on August 15, 2015 (the "Term"). Distributor shall have the sole option to renew the Agreement for two subsequent periods of ten additional years, provided it notifies Company of its desire to do so in writing at least 90 days prior to the expiration of the Term.

      12.   Termination of Agreement.
            ------------------------

      12.1 Either Company or Distributor, whichever is the non-defaulting party, shall be entitled to terminate this Agreement in the event of (a) a material breach by the other party of any material term or material condition hereof, which breach shall occur and continue uncured for 90 days after written notice thereof from the non-defaulting party is given to the defaulting party, or (b) if any of the following events shall occur and the defaulting party or any of the Subsidiaries has failed to cure within ninety days after the non-defaulting party has given written notice thereof:

      (a) Either party, or any of their respective Subsidiaries, shall become insolvent or admit in writing its inability to pay debts as they mature, or shall apply for, consent to, or acquiesce in, the appointment of a trustee or receiver for any of its property; or in the absence of an application, consent or acquiescence, a trustee or receiver shall be appointed for either party, or any of its respective material Subsidiaries, or for a substantial part of any of their property; or

      (b) either party, or any of its respective Subsidiaries, otherwise shall commit an act of bankruptcy, or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law or any dissolution or liquidation proceeding shall be instituted in respect of either party, or any of its respective Subsidiaries, and be consented to, or acquiesced in, by such party, or any of its respective Subsidiaries.

      12.2 Distributor may also terminate this Agreement upon six months written notice to Company (a) following notification by Company to Distributor of the occurrence of a Change of Control, provided that Company must notify Distributor as soon as it has notice of an impending Change of Control of Company, (b) if any Governmental Authority has undertaken, or has indicated that it intends to undertake, any material regulatory or enforcement action with respect to the Products, whether by means of a warning letter, notice of violation, request for information, or otherwise, or any Governmental Authority or other party has initiated or threatened litigation which, in the reasonable judgment of Distributor, will have a material adverse consumer or sales impact with respect to the Products, or
(c) if Company fails to expend any mutually agreed upon marketing investment in the Products. In the event of a regulatory or enforcement action as referred to in (b) above, Company will work to reformulate the Products to address any regulatory issue as a first course of action to attempt to cure any such breach.

      12.3 This Agreement may also be terminated with or without cause by Distributor by a written notice sent at any time on or after August 15, 2006, such termination to be effective twelve months after such written notice.

      13.   Disposition of Product on Termination; Orderly Transition.
            ---------------------------------------------------------

      13.1 In the event this Agreement shall be terminated for any reason, Distributor and/or its Subdistributor(s) shall sell, in accordance with the terms of this Agreement, the Products in their possession, or, if agreed by the parties, Distributor and/or its Subdistributors shall sell to Company and Company agrees to buy, at the price charged by Company to the Distributor and/or Subdistributor(s), plus all handling and shipping costs, all saleable Products owned by it in unbroken original finished cases.

      13.2 It shall be the obligation of Distributor and/or its Subdistributor(s) to fill customer orders unfilled as of the date of termination or cancellation of this Agreement. Distributor and/or its Subdistributor(s) shall provide Company with a list of all unfilled customer orders as of the date of such termination, and Company shall have the right to fill such orders directly and to receive payment therefore if Distributor and/or its Subdistributor(s) fail to fill such orders promptly.

      13.3 In the event of termination of this Agreement, the parties agree to act in good faith in all respects and to take all reasonable steps to give effect to the transfer of all of the Products from Distributor and/or its Subdistributor(s) to Company or its designee with minimal disruption to the distribution of the Products.

      13.4 In the event of termination of this Agreement, Company shall reimburse Distributor for all third party costs and obligations incurred by Distributor with respect to the promotion and sale of the Products during the Term for which Distributor may become liable after termination, provided that such costs had been agreed to be paid by Company or had typically been paid for by Company during the Term, except that Company shall be entitled to set off any amounts owning to Company by Distributor as a result of the breach. In addition, Distributor shall discontinue use of the Marks, and shall return to Company all property belonging to Company in Distributor's possession or control promptly after the effective date of the termination, at Company's expense.

      14.   Trademarks and Trade Names.
            --------------------------

      14.1 Distributor acknowledges that Company is the owner or licensee of the Marks, and all of the goodwill attributable to the Marks and such indicia of origin and quality. Distributor acknowledges that nothing in this Agreement gives Distributor the right, title, or interest in or to such Marks and such indicia of origin and quality, other than as Distributor of the Products pursuant to this Agreement. Distributor shall make no contrary representation.

      14.2 If Distributor desires to reproduce the Marks or any indicia for promotional purposes, the reproduction will only be made after approval of the artwork and designs by Company or its authorized representative(s) as designated in writing by Company. Distributor shall only use the Marks in such a manner as to ensure and maintain the high quality and goodwill associated therewith. All form or template usages or specimens of proposed uses featuring the Marks may be subsequently used on other materials only with the approval from Company and the applicable licensors. With respect to the use of licensed Marks, Company shall be required to obtain all necessary approvals from licensors or other relevant third parties in a timely manner.

      14.3 Distributor agrees to notify Company promptly of any attempt that may come to its attention to simulate, counterfeit, or infringe the Marks used by Company for its products; or any labels, advertisements, or advertising matter or other material which may constitute infringement of the Marks, or which may be acts constituting unfair competition. Distributor shall fully cooperate, at Company's expense, with Company in any action or preceding that Company may deem necessary to protect the Marks.

      15.   Non-Agency.
            ----------

      The parties to this Agreement specifically understand and agree that Distributor is an independent contractor and that this Agreement does not render Distributor or Company, the agent, partner, joint venturer, employee, servant or legal representative of the other for any purpose whatsoever. Neither Company nor Distributor is granted any right or authority to assume or to create any obligation or responsibility, expressed or implied, on behalf of or in the name of the other or to bind the other in any manner whatsoever.

      16.   Indemnification and Insurance.
            -----------------------------

      16.1 Distributor agrees to indemnify and hold Company harmless from and against any and all Losses, arising out of, resulting from or otherwise connected with and to the extent attributable to: (i) any negligent act, misfeasance or nonfeasance by Distributor, its Subsidiaries, or any of their respective officers, employees, directors or agents in the sale, distribution or marketing of the Products; or (ii) the failure of any representation or warranty made by Distributor contained in this Agreement to be true or correct in any material respect (without regard to any reference to materiality contained therein).

      16.2 Upon request Distributor agrees to provide Company with a certificate of insurance evidencing insurance coverage in amounts of not less than $1,500,000 per occurrence to cover its liabilities hereunder. Such certificate shall provide that such insurance coverage may be terminated or materially modified only upon at least thirty days' prior written notice by the insurance carrier to Company. Distributor, at its own expense, shall list Company as an additional insured to such insurance policies, as its interests shall appear.

      16.3 Company agrees to indemnify and hold Distributor and Subdistributors harmless from and against any and all Losses, arising out of, resulting from or otherwise connected with and to the extent attributable to (i) the formulation, manufacture, labeling, bottling or packaging of Products, including, but not limited to, Product defects, Product integrity/quality failures, any ingredient safety issue, Product recalls, any violation of applicable Law or any injury to or death of any person caused by the Products or any ingredient (ii) any negligent act, misfeasance or nonfeasance by Company, its Subsidiaries, or any of their respective officers, employees, directors or agents, (iii) any claim, advertising or representation by Company or by any agent or representative of Company regarding Products, (iv) the failure of any representation or warranty made by Company contained in this Agreement to be true or correct in any material respect (without regard to any references to materiality contained therein), (v) any Excluded Liabilities, (vi) any claim that the sale of Products or use by Distributor or Subdistributors of any trademark, trade dress or trade name of Company pursuant to this Agreement infringes the trademark, trade dress or trade name of another, (vii) any claim that any packaging or manufacturing process for the Products furnished by Company infringes any patent, trade secret or other intellectual property right of any third party, (viii) the termination or transfer of any of Company's existing distribution agreements in anticipation or furtherance of the exclusive distribution rights granted to Distributor in this Agreement, or (ix) any documented harm to Distributor, its reputation or its trademarks as a result of Company's marketing activities hereunder or the use of the Marks on products other than non-alcoholic beverages.

      16.4 Upon request after September 12, 2005, Company agrees to provide Distributor with a certificate of insurance satisfactory to Distributor evidencing insurance coverage in amounts of not less than $4,000,000 per occurrence, plus the insurance referenced in Section 16 of
Exhibit 9.1B hereto, to cover its liabilities hereunder. Such certificate shall provide that such insurance coverage may be terminated or materially modified only upon at least thirty days' prior written notice by the insurance carrier to Distributor. Company, at its own expense, shall add Distributor as an additional insured to such insurance policies. For any claims relating to this Agreement, the Company's insurance shall be deemed to be primary and not contributing to or in excess of any similar coverage purchased by Distributor. All policy deductibles will remain the responsibility of the Company, its agents or its subcontractors. All insurance provided by Company shall be written by companies authorized to do business in the state or states where Company does business. Distributor reserves the right to refuse policies from companies with a rating of less than A- VII by the A.M. Best Company.

      16.5 An indemnified party under this Section 16.5 shall give to the indemnifying party prompt notice in accordance with Section 18 of the matter in respect of which such indemnified party is seeking indemnification. Until such time as the indemnifying party acknowledges in writing its obligation to indemnify the indemnified party under this
Section 16.5, the indemnified party will have the right to direct, through counsel of its choosing, the defense of any matter the subject of such indemnification claim. At such time as the indemnifying party acknowledges in writing its obligation to indemnify the indemnified party against any Losses that may result from such matter, the indemnifying party shall have the right to direct, through counsel of its own choosing, the defense or settlement of any matter the subject of indemnification hereunder at its expense. The indemnified party may retain its own counsel to participate in the defense of the matter, at the indemnified party's own expense. The indemnified party shall provide the indemnifying parties with reasonable and relevant access to its records and personnel relating to any such matter during normal business hours and shall otherwise cooperate with the indemnifying party in the defense or settlement of any such matter, and the indemnifying party shall reimburse the indemnified party for all its reasonable out-of-pocket expenses in connection with such matter. No settlement in respect of any third-party claim may be effected by the indemnifying party without the indemnified party's prior written approval. If the indemnifying party shall fail to undertake any such defense, the indemnified party shall have the right to undertake the defense or settlement thereof, at the indemnifying party's expense.

      17.   Compliance with Laws.
            --------------------

      Distributor and Company agree to comply in all material respects with the requirements of all applicable Laws relating to the production, marketing, promotion, sale and distribution of the Products and to the performance of the terms of this Agreement, and to cooperate fully with each other in order to facilitate compliance with such requirements by each party hereto.

      18.   Notice.
            ------

      Any notice required or permitted to be given under this Agreement shall be in writing, by registered or certified mail, and shall be deemed duly given five (5) days after mailing to the addresses stated below for Company and Distributor. A copy of the notice must be sent by facsimile when mailed. The parties hereto may from time to time designate in writing other addresses expressly for the purpose of receipt of notice hereunder.

      If to the Company:            Roy G. Warren, Chief Executive Officer
                                    Bravo! Foods International Corp.
                                    11300 U.S. Highway 1, Suite 202
                                    North Palm Beach, FL 33408
                                    Facsimile: 561-625-1413

      With a copy to:               Roy D. Toulan, Jr.
                                    Vice President, General Counsel
                                    At the above address
                                    Facsimile: 978-283-4692

      If to Distributor:            Coca-Cola Enterprises Inc.
                                    2500 Windy Ridge Parkway
                                    Atlanta, GA 30339
                                    Attention: VP Business Development and
                                    Chief Revenue Officer

                                    Facsimile: 770-989-3297

      With a copy to:               General Counsel
                                    At the above address
                                    Facsimile: 770-989-3619

      19.   Waiver.
            ------

      No waiver of any breach of this Agreement or of any provision or agreement hereof shall be effective unless in writing, and no waiver shall constitute a waiver of any subsequent breach, or of the right to later enforce such provision.

      20.   Amendments, Modifications and Changes.
            -------------------------------------

      This Agreement may not be amended, modified, changed or supplemented, nor may extensions of time for performance be granted, except by written instrument signed by the party to be charged, or by its duly authorized agent or otherwise expressly permitted herein, and no extension of the time for performance shall be deemed an extension of the time for performance of any other obligation to act, except insofar as the performance of such other act is inextricably bound to the extended performance.

      21.   Assignment.
            ----------

      This Agreement may not be assigned by either Distributor or Company, nor shall the performance required of any of the parties hereunder be delegated without the prior written consent of the other; provided, however, that either party may assign any of their rights and obligations hereunder to an Affiliate, so long as the assignor remains liable for all of its obligations hereunder, and further that Distributor may freely assign its rights and obligations hereunder to The Coca-Cola Company or any Subdistributor, so long as Distributor remains liable for all its obligations hereunder.

      22.   Severability.
            ------------

      This Agreement shall be deemed severable, and if any portion hereof shall be held to be invalid or breached for any reason, the remainder shall not necessarily be deemed invalid but shall remain in full force and effect. Company and Distributor each reserve the right to terminate a portion of this Agreement without terminating the other Sections or invalidating the terms and conditions of this Agreement.

      23.   Governing Law; Jurisdiction; Injunctive Relief and Damages.
            ----------------------------------------------------------

      23.1 This Agreement shall be governed and construed in accordance with the laws of the State of Georgia, excluding, however, so much of said laws as relates to conflicts of law and/or choice of law. Section 27 below notwithstanding, any lawsuit between the parties relating to this Agreement or the relationship among the parties shall be brought in the state or federal courts situated in the city of Atlanta, Georgia.

      23.2 In the event of termination of this Agreement or the distributorship relationship between the parties, both parties agree that they have an adequate remedy at law and that termination of this Agreement or such relationship shall not cause either party irreparable injury.

      24.   Entire Agreement.
            ----------------

      This Agreement constitutes the entire agreement among the parties and supersedes all prior understandings or agreements, oral and written, of any nature whatsoever. In making this Agreement, the parties acknowledge that they are not relying upon any statements or representations made prior to or contemporaneous with the execution of this Agreement. It is also specifically agreed that this Agreement shall become effective only upon execution and signature by each of the parties hereto.

      25.   Waiver of Jury Trial.
            --------------------

      The parties hereto agree that in the event of any litigation among them, they waive any and all rights to trial by jury.

      26.   Confidentiality, Publicity.
            --------------------------

      26.1 The parties agree that during the term of this Agreement each may disclose to the other proprietary information regarding matters dealing with actions necessary to carry out the terms of this Agreement, including the details of this Agreement, business, sales, media, and marketing plans, business and technical information about products, and related proprietary information. The parties agree that all such information is proprietary and each will keep such proprietary information and all related matters confidential during the term of this Agreement and for a period of five years thereafter, and will prevent disclosure of such information by its agents, employees, or representatives.

      26.2 Company acknowledges and understands that Distributor manufactures, sells and distributes a wide variety of products, including other brands of dairy drinks and products which may be considered to be in direct competition with Products. Each party acknowledges that such proprietary information would be useful to the other's competitors, and if furnished to such competitors, would cause the other party great harm in the marketplace.

      26.3 Company and Distributor each acknowledge and agree that they will make no public announcement, press release or other public statement about this agreement without the prior approval of the other. In addition, Company agrees that, on an ongoing basis, it will not refer to Distributor in public statements without the prior approval of Distributor The parties will work on approved language for either party to use for routine public announcements that may be used with notice to the other but without further approval.

      27.   Dispute Resolution.
            ------------------

      27.1 In the event that Company and Distributor are unable to reach an agreement as to any material issue arising under this Agreement, the President of Distributor and the chief executive officer of Company will consult with each other and attempt to resolve the issue within 30 days. During such period of consultation by the officers, Company will continue to supply, and Distributor and/or its Subdistributor(s) will continue to distribute, Products in accordance with the methods used by it during the period immediately prior to such dispute and otherwise in accordance with, and subject to, the terms of this Agreement.

      27.2 Any and all disputes, controversies or claims arising under this Agreement that cannot be resolved by the parties hereto in accordance with the provisions of Section 27.1 above, shall be submitted to mediation under the then prevailing commercial mediation rules of the American Arbitration Association ("A.A.A.") and, if not resolvable through mediation, then such shall be submitted to binding arbitration pursuant to the then prevailing commercial arbitration rules of the A.A.A., such mediation or arbitration to be conducted in Atlanta, GA. The number of arbitrators shall be three, with each of Company and Distributor appointing one arbitrator within thirty days of the referral of any dispute to binding arbitration in accordance with the immediately preceding sentence, and the third arbitrator to be a qualified, suitable and neutral individual jointly selected by such two arbitrators within forty five days of the referral of any dispute to binding arbitration in accordance with the immediately preceding sentence. The failure of Company or Distributor to appoint the arbitrator to be appointed by it, or the failure by the first two arbitrators to select a third arbitrator, as applicable, shall result in the selection by the A.A.A. of such arbitrator or mediator, as applicable, in accordance with its then prevailing rules.

      28.   Attorney and Other Fees.
            -----------------------

      Should any party institute an action, suit or proceeding to enforce this Agreement or any provision hereof, or should any action, suit or proceeding be brought in connection with this Agreement (mediation, only, notwithstanding, in which case each party shall pay for its own costs and shall equally share in the costs of the mediation), or for damages for any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action, suit or proceeding shall be entitled to receive from the other party all costs, fees and expenses, including reasonable attorneys fees, incurred by the prevailing party in connection with such action or proceeding.

      29.   Survival of Obligations.
            -----------------------

      Upon any termination of this Agreement, the respective obligations of Company and Distributor under this Agreement shall terminate; provided, however, the following obligations shall survive termination:
(a) obligations accruing prior to termination to the extent the same remain unperformed; and (b) obligations pursuant to Sections 8, 12, 13, 16, 23, 25 through 28. Nothing contained in this Section 29 shall be deemed or construed to relieve any party in breach of this Agreement from any liability therefore.

      30.   Interpretation.
            --------------

      For purposes of this Agreement (a) whenever the action of a party is subject to the approval of another party, the approval of such other party will not be unreasonably withheld or delayed, and (b) the words "Distributor will require its Subdistributors to" with respect to a particular action to be taken by the Subdistributors means (i) that the Subdistribution Agreement will provide that each Subdistributor will take such action, and (ii) Distributor will enforce such provisions of the Subdistribution Agreement as if such provisions pertained to one of Distributor's own brands.

      31.   Counterparts.
            ------------

      This Agreement may be executed by facsimile and in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written by their respective officers thereunto duly authorized.


BRAVO! FOODS INTERNATIONAL CORP.       COCA-COLA ENTERPRISES INC.


By:                                    By:
    -------------------------              --------------------------------

Name:                                  Name:
      -----------------------                ------------------------------

Title:                                 Title:
       ----------------------                 -----------------------------

                                  Exhibit 1

Owned Trademarks and Other Intellectual Property Rights:

Marks and design trade dress for

      *  Bravo!
      *  Slammers Ultimate Milk Shake
      *  Slammers Ultimate Milk
      *  Slammers Ultimate Smoothie
      *  Pro Slammers
      *  Slim Slammers


                     [Exhibit 1 continued on next page]


-----------------------------------------------------------------------------------
   Country               Trademark               Serial No./            Status
                                              Registration No.
-----------------------------------------------------------------------------------

USA             BLENDERS                      78/661,707          Pending
-----------------------------------------------------------------------------------
USA             METRECARB                     78/369,965          Pending, Opposed
-----------------------------------------------------------------------------------
USA             NUTRITION BAR IN A BOTTLE     78/667,224          Pending
-----------------------------------------------------------------------------------
USA             POWER SLAMMERS                78/667,231          Pending
-----------------------------------------------------------------------------------
Canada          SLAMMERS                      1,264,851           Pending
-----------------------------------------------------------------------------------
Egypt           SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
Lebanon         SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
Mexico          SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
Oman            SLAMMERS                      36953               Pending
-----------------------------------------------------------------------------------
Saudi Arabia    SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
USA             SLAMMERS (for tea)            78/512,874          Pending/suspended
-----------------------------------------------------------------------------------
USA             SLAMMERS & Design             2,798,883           Registered
-----------------------------------------------------------------------------------
Canada          SLAMMERS FORTIFIED MILK       1,147,967           Pending, Allowed
-----------------------------------------------------------------------------------
European        SLAMMERS FORTIFIED MILK       2 827 855           Registered
Community
-----------------------------------------------------------------------------------
Mexico          SLAMMERS FORTIFIED MILK       781763              Registered
-----------------------------------------------------------------------------------
USA             SLAMMERS FORTIFIED REDUCED    2,798,884           Registered
                FAT MILK & Design
-----------------------------------------------------------------------------------
USA             SLIM SLAMMERS & Design        2,798,885           Registered
-----------------------------------------------------------------------------------
USA             SLIM SLAMMERS FORTIFIED       2,798,882           Registered
                LOWFAT MILK & Design
-----------------------------------------------------------------------------------
USA             SLIM SLAMMERS FORTIFIED       2,803,268           Registered
                MILK
-----------------------------------------------------------------------------------

Licensed Trademarks and Other Intellectual Property Rights


------------------------------------------------------------------------------------------
Masterfoods USA    Names and       Diabetes Research      Marvel            MD Enterprises
Starburst,         Likenesses on   Institute Foundation   Characters; see   Moon Pie; see
MilkyWay           Pro Slammers    DIABETES               Exhibit 10.2      Exhibit 10.2
3 Musketeers                       RESEARCH
see Exhibit 10.2                   INSTITUTE
                                   service mark and
                                   Design see
                                   Exhibit 10.2
------------------------------------------------------------------------------------------

                                  Exhibit 2

                        List of All Current Products

Starburst(R) Ultimate Smoothie
Fruit & Cream Smoothie
Slammers(R) Ultimate Milk *
Ultimate Milk
Slammers(R) MILKY WAY(r)
Chocolate Milk
Slammers(R) 3 MUSKETEERS(r)
Chocolate Milk
Slim Slammers(R)


PRO Slammers
Sport Protein Milk Blast               MILK WITH AN ATTITUDE!


*The parties agree that Distributor shall not immediately distribute the Products with Marvel marks and characters.

                                Exhibit 3.3.2


                         Distributors Not Terminated


                                 [REDACTED}

                                 Exhibit 3.7


------------------------------------------------------------
Product / SKU                                    Bottle Cost
-------------                                    -----------
                                                 [Redacted]
------------------------------------------------------------

Slim Slammers / Vanilla
------------------------------------------------------------
Slim Slammers / Chocolate
------------------------------------------------------------
Pro Slammers / Vanilla
------------------------------------------------------------
Pro Slammers / Chocolate
------------------------------------------------------------
Milky Way
------------------------------------------------------------
3 Musketeers
------------------------------------------------------------
Starburst flavors
------------------------------------------------------------
Starburst 9-pack
------------------------------------------------------------
Marvel Slammers Ultimate Milk Vanilla
------------------------------------------------------------
Marvel Slammers Ultimate Milk Chocolate
------------------------------------------------------------
Marvel Slammers Ultimate Milk Strawberry
------------------------------------------------------------
Marvel Slammers Ultimate Milk Cookies/Green
------------------------------------------------------------
MoonPie (both flavors)
------------------------------------------------------------

                                Exhibit 9.1A

                                   Prices

The following maximum price shall be good In the United States for the remainder of 2005 and all of 2006.

All Products currently on Exhibit 2:$[REDACTED]plus taxes, deposits and handling fees, if any. Distributor shall use its commercially reasonable best efforts to take its deliveries in full truckloads.

Prices for new Products and for other countries shall be negotiated.

After 12/31/2006, the maximum prices shall be negotiated but may not increase by more than the greater of (a) increase in the Consumer Price Index for All Urban Consumers (CPI-U) (US City average) (1982-84=100) from December 31, 2005 (if the CPI-U is not available, the parties will agree on a substitute index), or (b) the price which is determined by passing along to Distributor the weighted average increases in Cost of Goods Sold for milk and PET resin.

Company agrees that it shall actively work to achieve cost savings on the Products from its suppliers of raw materials, ingredients and services. Company shall pay one-half of such cost savings (including where its cost of goods sold is reduced below $[REDACTED] per bottle) with Distributor on a per-Case basis for all Products purchased by Distributor during the Term. All such cost savings shall at Distributor's election be reflected in a reduced price or shall be paid quarterly by Company, along with a detailed report and accounting reasonably satisfactory to Distributor.

Distributor shall have the right throughout the Term to have access to and right to examine directly pertinent books, papers, documents, accounts and records of Company relating to the above-mentioned cost savings and increases to ensure the provisions of this Exhibit 9.1A are being carried out.

                                Exhibit 9.1B

                     Purchase Order Terms and Conditions

      The term "Seller" refers to Company and the term "Buyer" refers to Distributor. The term "goods" refers to all materials, supplies, equipment, parts, accessories, ingredients and other items to be sold or leased to Buyer hereunder, and unless the context otherwise requires, shall also include installation and other services related to the goods which Seller may agree to provide. The term "services" refers to all services of any nature whatsoever ordered or required by Buyer hereunder.

1.    Acceptance; Applicable Terms and Conditions of Purchase
      -------------------------------------------------------

(a) Upon receipt by Buyer of an express acceptance by Seller, or upon Seller's commencement of work on the goods subject to this Purchase Order ("this Order"), or upon shipment of such goods, or Seller's commencement of installation of services, whichever occurs first, this Order shall become a contract with the terms and conditions herein set forth.
(b) Acceptance of this Order is expressly limited to the terms and conditions herein contained on both sides hereof. Buyer shall not be bound by any provisions in Seller's order acknowledgement or acceptance forms or other documents (including counter offers) which propose any terms or conditions in addition to or differing with the terms and conditions set forth herein, and any such terms and conditions of Seller and any other modification to this Order shall have no force or effect and shall not constitute any part of the terms and conditions of purchase or lease, except to the extent separately and specifically agreed to in writing by the Buyer. Buyer's failure to object to provisions contained in Seller's documents shall not be deemed a waiver of the terms and conditions set forth herein, which shall constitute the entire agreement between the parties.
(c) No amendment, deletion, supplement or change in terms and conditions contained herein shall be binding on Buyer unless approved in writing by the Buyer.

2.    Price
      -----

(a) Prices shall be firm and not subject to adjustment or variation unless specifically approved in writing by the Buyer.
(b) Seller warrants that, except for late code liquidations of Products, the prices herein specified are as low as any net prices now given by Seller to any other customer for goods or services of like grade and quality in like quantities, and Seller agrees that if at any time during the pendency of this Order lower net prices are quoted under similar conditions, said lower net prices shall be from that time substituted for the prices herein. Seller agrees that any price reductions made in the goods or services covered by this Order subsequent to its acceptance but prior to payment thereof will be applicable to this Order.

(c) Except as otherwise provided herein, the prices herein include all costs and charges to be incurred by Seller, including, without limitation, installation and other service charges, all applicable federal, state and local taxes and duties, all wages and fees for services and materials, all charges for transportation, packing, packaging and returnable containers, all costs of design, engineering, and development, and all costs for tooling, gauges, jigs, fixtures, dies, molds, patterns, and similar property that may be obtained or required by Seller for use in the manufacture, fabrication or assembly of the goods or performance of the services called for by this Order.

3.    Specifications
      --------------

(a) Unless otherwise authorized in writing by Buyer, Seller shall deliver goods or render services, or both, per all specification designs, drawings and performance criteria, if any, furnished by Buyer or furnished to Buyer by Seller, without variation.
(b) Where applicable, Seller shall comply with the specifications of The Coca-Cola Company for the goods and services and shall comply with the requirements of any agreement entered into between Seller and The Coca-Cola Company which authorizes Seller to supply Buyer, including but not limited to those agreements known as Master Authorization Agreements.
(c) Buyer may, by written order, change any one or more of the following terms of this Order: (i) the specifications, designs, drawings or performance criteria; (ii) method of shipping or packing; (iii) place of inspection, acceptance or point of delivery; (iv) delivery schedule; and (v) quantity. In this event and if appropriate, Buyer may in writing request an equitable adjustment in the prices or delivery terms of this Order, and Seller may in writing make claim for the cost of any redundant material or work in process, but not for any cost of design, engineering or development, special tooling or general purpose equipment unless such items have been specifically ordered and separately priced in this Order; provided, however, that Seller shall, in all events, proceed diligently to supply the goods or services contracted for under this Order as so changed. Any and all claims and requests by Seller under this subsection (b) shall be deemed waived unless made in writing and received by Buyer within ten
      (10) business days from the receipt by Seller of the written order change.

4.    Assurance of Performance
      ------------------------

      In the event Seller fails to perform when due any delivery and/or service required by this Order, or Buyer in good faith has any other reason to question the Seller's intent or ability to perform, Buyer may, at its election, demand adequate assurance of performance, including that Seller furnish a performance bond or letter of credit, conditioned to indemnify Buyer for any loss Buyer may sustain by failure of Seller to perform its obligations. In the event Seller fails to comply with such demand within ten (10) business days thereafter, Buyer may treat this failure as a default.

5.    Termination
      -----------

(a) This Order may be terminated by Buyer: (i) promptly upon written notice to Seller for the convenience of Buyer, or (ii) at any time if Seller is in default under this Order, fails to use properly skilled personnel, fails to make prompt payment to any subcontractors it may have, fails to make prompt payment for any materials, labor or any other expenses it incurs in the production or construction of the goods or the performance of any services, or (iii) at any time upon the insolvency of Seller or in the event of the institution of any proceeding by or against Seller in bankruptcy or insolvency or under any provisions of the Bankruptcy Act or for the appointment of a receiver or trustee or any assignment for the benefit of creditors of Seller. Buyer may require a financial statement from Seller at any time during the term of this Order for the purpose of determining Seller's financial responsibility. Any termination pursuant to parts
      (ii), (iii) or (iv) of this subsection (a) shall be deemed to be a termination for default.
(b) In the event of termination for the convenience of Buyer, Seller may in writing make claim for the cost of any work or service, or both, in process, but not for any cost of design, engineering or development, special tooling or general purpose equipment unless such items have been specifically ordered and separately priced in this Order. Other than as specified in the preceding sentence, Seller shall not be entitled to any claim, remedy or damages from Buyer. Any and all claims or requests by Seller under this subsection (b) shall be deemed waived unless made in writing and received by Buyer within ten (10) business days from the date of termination.
(c) In the event of termination by Buyer pursuant to (ii),(iii) or (iv) of subsection (a) above, Seller shall be entitled to no claim for damages or for the cost of any work or service, or both, in process. At Buyer's option, Buyer may produce or purchase or otherwise acquire goods or services elsewhere on such terms or in such manner as Buyer may deem appropriate and Seller shall be liable to Buyer for any excess cost or other expenses incurred by Buyer; and/or Seller shall deliver to Buyer any of the goods or services for which Buyer makes written request at or after termination, and Buyer will pay Seller the lesser of the herein contained or fair value of any of such goods or services so requested.

6.    Warranties
      ----------

(a) Seller warrants that it will diligently perform its services to the highest degree of workmanship and that all goods and services shall be free from defects in workmanship and material and shall be in conformity with specifications, drawings, samples, advertising materials, descriptions or performance criteria referred to herein, if any, and if of Seller's design, shall be free from design defects. Seller further warrants that all goods shall be merchantable and that all goods and services shall be fit for Buyer's particular purposes, if any, as have been made known to Seller, and shall be safe and appropriate for the purpose for which goods and services of that kind are normally used. Seller warrants that the goods, services and production, packaging and delivery thereof, shall be in compliance with all applicable federal, state and local laws, rules, regulations, requirements, ordinances and orders, including without limitation, all provisions of (i) the Occupational Safety and Health
      Act of 1970, as amended, (ii) Executive Order 11246 issued September
      24, 1965, as amended, (iii) the Federal Food, Drug and Cosmetic Act, as amended, (iv) Fair Labor Standards Act, as amended, and (v) Title
      42, U.S.C.A. [SECTION] 2000, et. seq., as amended, and (vi) the Immigration Reform and Control Act, as amended; and all rules, regulations and orders thereunder (collectively, "Applicable Laws"). Seller shall also comply with all Applicable Laws in the manufacture and distribution of goods and services to Buyer and in providing services to Buyer, including but not limited to those relating to basic human rights. Seller warrants that all foods, food additives or all substances for use in, with or for foods, including soft drinks, comprising each shipment or other delivery hereby made by the Seller to, or on the order of, Buyer are hereby warranted as of the date of such shipment to be, on such date, not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, including the Food Additives Amendment of 1958 (the "Act") or within the meaning of any state food and drug law, the adulteration and misbranding provisions of which are similar to those of the Act and are not articles which may not under the provisions of
      Section 404 or 505 of the Act be introduced into interstate commerce. For goods and services delivered in the state of California, this Order and the goods and services delivered hereunder must be in compliance with the Safety Orders of the State of California Division of Industrial Safety and Proposition 65. On request Seller shall furnish Buyer certificates of compliance with all Applicable Laws which apply to this Order. Seller shall, at time of delivery or invoicing, certify that goods sold hereunder were manufactured or produced in full compliance with Section 12 of the Fair Labor
      Standards Act, as amended, to the date of certification and all applicable United States Department of Labor Regulations promulgated thereunder.

      -------------------

(b) Seller further warrants that it has full power to enter into, and to perform fully pursuant to the provisions of, this Order and that no goods or services or the provision, use or sale thereof shall in any way infringe upon or violate any rights of any party whether they be patent, trademark, trade secret, copyright, contractual or otherwise. Seller warrants that it is not owned by or affiliated with an employee of the federal government who does business with Buyer in his/her capacity as a federal employee.
(c) All express warranties shall survive inspection, testing, and acceptance of the goods by Buyer and expiration or termination of this Order and shall be in addition to all warranties, express, implied or statutory.
(d) All warranties shall inure to Buyer, its customers and subsequent owners or consumers of the goods or services covered hereunder or the end products of which they are a part.
(e) Seller agrees, at its expense and at Buyer's option to defend or assist in the defense of any action against Buyer which action, in whole or in part, whether by way of claim, counterclaim or defense, is based upon an alleged breach of any of Seller's warranties.
(f)   All warranties shall be construed as conditions as well as promises.

7.    Buyer's Remedies and Damages
      ----------------------------

(a) Seller shall, at its own sole cost and expense, defend, indemnify and hold harmless Buyer and its affiliates, subsidiaries, officers, agents, employees and customers and all subsequent owners of the goods or services against all claims, expenses (including, without limitation, attorney's fees, all special, indirect, incidental or consequential damages, including lost profits, of every kind whatsoever) losses, costs, damages, liabilities and suits arising from any breach or violation of the terms hereof, or from Seller's negligence, failure to warn, strict liability or any alleged defect in the goods or services hereunder, including but not limited to any breach or alleged breach of any implied warranty or any of the warranties described herein, or any alleged acts or omissions of Seller or its affiliates, subsidiaries, officers, agents, employees or subcontractors. Buyer reserves the right at any time to control its own defense
(b) In the event any claim should be made against Buyer at any time during the term hereof, that by virtue of its use or resale of the goods or services or otherwise, Buyer is infringing or contributing to the infringement of any actual or alleged industrial property rights, Buyer may at its option, thereupon or at any time during the continuance of such claim refuse to accept deliveries hereunder and terminate this Order and shall, in such case, be entitled to the indemnity set forth in subsection (a) above, or Buyer may require Seller, at Seller's expense, to (i) either procure within 30 days for Seller the right to continue using said goods, or (ii) modify same so the goods and services become noninfringing, or (iii) replace the goods with noninfringing goods.
(c) Seller shall not assert against Buyer or its customers any industrial property rights relating to the use or sale of goods or services.

8.    Packaging and Shipping; Risk of Loss
      ------------------------------------

(a) All packing and packaging shall be in accordance with specific instructions from Buyer on the face hereof or in separate notification. In the absence of specific instructions, all packing and packaging shall comply with good commercial practice, applicable carrier's tariffs and all applicable state, federal and local law and shall consist of suitable containers for optimum protection of the goods and for in-plant handling and storage.
(b) Delivery shall be made by the carrier and route specified by Buyer. In the absence of instructions, shipments shall be routed via the most economical mode of commercially reasonable transportation available consistent with the time requirements established for this Order.
(c) The number of the Order must be shown on all packing slips and invoices, and except in the case of ingredients, on all packages, crates or other containers, together with the destination party and address specified by Buyer.
(d) If invoices are subject to discount for prepayment, Seller shall state such terms clearly on such invoices. Buyer's opportunity for prepayment shall not be prejudiced by delays beyond Buyer's control.
(e) Delivery shall not be deemed complete until the goods have actually been received and accepted by Buyer, or by the person to whom the goods were delivered, and the risk of loss on the goods shall he borne by Seller until such delivery and acceptance, Seller shall also bear the risk of loss on the goods rejected by Buyer, from the time of shipment thereof to Seller until the redelivery thereof to Buyer.

9.    Delivery or Performance Schedule; Quantities
      --------------------------------------------

(a)   Time is of the essence.
(b) Buyer may cancel this Order for any nonconformity in any lot or installment delivered or services performed hereunder, including without limitation failure of Seller to deliver the goods or perform services when due, delivery of defective or otherwise nonconforming goods, delivery of an insufficient quantity of goods, or deficient, defective or incomplete performance of services.
(c) Seller shall promptly advise Buyer of any delay or anticipated delay in delivery or performance and shall pay Buyer for any losses sustained or costs incurred by Buyer as a result of a late delivery.
(d) Seller shall not, without Buyer's prior written consent, manufacture or procure materials in advance of Seller's normal flow time or deliver goods or perform services in advance of schedule. In the event of termination or change in the terms of this Order, no claim by Seller will be allowed for any such manufacture or procurement of performance of services in advance of such normal flow time without the prior written consent of Buyer.
(e) Unless specified otherwise on the face hereof, this Order shall not be deemed separable as to the goods and services ordered herein.
(f) Goods which are to be shipped shall be shipped F.O.B. destination unless otherwise specified by Buyer. Any shipments which are sent C.O.D. without Buyer's consent will not be accepted and will be made at Seller's risk.

10.   Inspection and Testing
      ----------------------

      All goods and services are subject to inspection and rejection by Buyer at any time, including during their manufacture, construction or preparation, notwithstanding any prior payment or inspection. Goods or services may at any time be rejected for defects or defaults revealed by inspection, analysis or by manufacturing operations or use after delivery even though such goods or services may have previously been inspected and accepted. Without limiting any of the rights it may have, Buyer at its option may require Seller, at Seller's expense (i) promptly to repair or replace any or all rejected goods, or to cure or reperform any or all rejected services, or (ii) to refund the price of any or all rejected goods or services. All such rejected goods will be held for Seller's prompt instruction and at Seller's risk. Nothing contained herein shall relieve in any way Seller from the obligation of testing, inspection and quality control.

11.   Force Majeure
      -------------

(a) Whenever any causes of the type specified in subsection (b) below delay or prevent full and timely performance of this Order or threaten to, Seller shall promptly give notice to Buyer.
(b) Neither party shall be liable to the other for any delay or failure to perform fully where such delay or failure is caused by acts of public enemy, acts of a sovereign nation or any state or political subdivision or fires, floods or explosions, where such cause is beyond the reasonable control of the affected party and renders performance commercially impracticable as defined under the Uniform Commercial Code. In the event of such a failure or delay in performance by Seller, Buyer may at its option (i) reject any partial or future performance by Seller upon giving reasonable notice in writing to Seller, and this Order shall thereupon be terminated and neither party shall be liable to the other hereunder, or (ii) where limited production by Seller is possible, Buyer may require Seller to apportion its materials and resources so as to produce for Buyer that quantity of goods ordered by Buyer which bears the same relationship to Seller's total production for all customers as the scheduled production of goods for Buyer bears to the Seller's total scheduled production.

12.   Industrial Property
      -------------------

(a) In the event Seller, or any subcontractor or other third party working for Seller, creates or develops any designs or goods or services especially for Buyer, the proprietary rights to such designs, goods or services shall vest in Buyer, and Seller hereby assigns and conveys and shall assign and convey or cause to be assigned or conveyed all such proprietary rights, including but not limited to all copyright, trademark and patent rights therein.
(b) Except as provided in the preceding subsection, in the event Seller, or any subcontractor or other third party working for Seller, designs or incorporates any new features of design or improvements in any designs or goods made, or services furnished, pursuant to this Order as a result of Seller's or such third party's compliance with the drawings, specifications or directions of Buyer, Seller grants to Buyer the right to reproduce such designs or goods or to perform such services together with, if applicable, a royalty-free, nonexclusive, irrevocable license covering such new feature of design or improvement.
(c) Seller shall assert no claim of any proprietary interest in or to any drawings, specifications or other material furnished by Buyer to Seller in connection herewith, and Seller shall not use such drawings, specifications or other material (other than in connection with this Order) without the prior written consent of Buyer.
(d) Seller shall execute, and shall cause subcontractors and other third parties working for it to execute, any and all instruments deemed by Buyer to be necessary or appropriate under subsections (a) and (b) hereof.
(e) Any information which Seller may disclose to Buyer with respect to the design, manufacture, sale or use of the goods or services shall be deemed to have been disclosed as part of the consideration for this Order, and Seller shall not assert any claim (other than a claim for patent infringement) against Buyer by reason of Buyer's use thereof. Buyer does not grant indemnity to Seller for infringement of any patent, trademark, copyright or data rights.
(f) In no event shall Seller sell or distribute in any manner whatsoever to persons other than Buyer or parties authorized in writing by Buyer, goods, supplies, materials or objects of any kind which are imprinted with or contain Buyer's logo, trade names, trademarks or labels, even though rejected by Buyer as nonconforming.

13.   Disclosure of Information; Confidentiality of Order
      ---------------------------------------------------

(a) Seller shall not use or disclose any data, designs, or other information belonging to, supplied by or on behalf of Buyer. Upon completion by Seller of its obligations under this Order or upon Buyer's request, such data, designs and other information or any copies thereof shall be returned to Buyer. Where in accordance with Buyer's written authorization, Buyer's data, designs or other information is furnished to Seller's suppliers for procurement of supplies by Seller for use in the performance of this Order, Seller shall insert the substance of this provision in its own purchase order.
(b) This Order is confidential, and Seller shall not, without prior written consent of Buyer, disclose any information relative to or derived under this Order, except as may be required to ensure performance. Unless otherwise authorized by Buyer, Seller shall not advertise or publish the fact that Seller has contracted to furnish Buyer the goods or services.

14.   Assignment and Delegation
      -------------------------

      Neither this Order, or any part thereof, may be assigned, subcontracted or otherwise transferred by Seller, voluntarily or by operation of law, even with a majority of the stock or assets of Seller, without the prior written consent of Buyer, and any such assignment or transfer without such consent shall be null and void and of no force or effect whatsoever. The terms and conditions of this Order shall bind any permitted successors and assigns of Seller. Any consent by Buyer to assignment shall not be deemed to waive Buyer's right to recoupment and/or set off of claims arising out of this or any other transactions with Seller, its divisions, affiliates or subsidiaries, or to settle or adjust matters with Seller without notice to permitted successors and assigns. Seller has no authority to bind Buyer to any obligation to third parties. Seller shall indemnify and hold Buyer harmless against any claims arising out of acts of subcontractors or its employees performing services on Buyer's premises.

15.   Responsibility for Property; Indemnification
      --------------------------------------------

(a) Any materials, items or equipment (including, but not limited to, for purposes of this Section, all tools, dies, mechanicals, negatives, plates, drawings, sketches, and artwork) furnished, funded or paid for by Buyer, provided or made available to Seller in connection with this Order, shall be deemed as held by Seller upon consignment. All such materials, items and equipment not used in the manufacture of the goods shall, as directed, be returned to Buyer at Buyer's expense, and, if not accounted for or so returned, shall be paid for by Seller. In no event shall Seller transfer or move such materials, items or equipment to the premises of any third party without the written permission of Buyer. Seller shall not use such materials, items or equipment for any purposes or for any party not authorized in writing by Buyer. Seller shall be fully responsible and indemnify Buyer for any loss or destruction of or damage to such materials, items or equipment until the same are returned to the possession of Buyer, whether or not such loss, destruction or damage is attributable to acts or omissions of Seller or its representatives, officers, agents or employees (normal wear and tear for authorized purposes and parties excepted).
(b) Seller shall obtain and maintain property insurance upon all such materials, items or equipment to the full replacement value thereof. This insurance shall be specifically so endorsed, and Buyer shall be named as an additional insured.

16.   Insurance
      ---------

(a) Seller shall maintain at all times during this agreement, the following minimum insurance coverages (or self-insurance in equivalent amounts):


      Commercial General Liability    $1,000,000    Per Occurrence
                                                    Bodily Injury & Property Damage
                                      $1,000,000    Personal & Advertising Injury
                                      $1,000,000    Products/Completed Operations
                                      $2,000,000    General Aggregate
      Commercial Auto Liability       $1,000,000    Combined Single Limit- Any Auto
      Workers Compensation            Statutory
      Employers Liability             $1,000,000    Each Accident
                                      $1,000,000    Disease - Each Employee
                                      $1,000,000    Disease - Policy Limit
      Excess/Umbrella Liability       $3,000,000    Per Occurrence

(b) Seller shall furnish Buyer with a certificate evidencing the aforementioned insurance coverage. Such certificate shall provide for thirty (30) days written notice to Buyer in the event of cancellation, material modification of coverage, or non-renewal. Buyer, its subsidiary companies, officers and employees shall be named as additional insureds on all policies except for workers compensation. Any subcontractors used by Seller are required to maintain the coverage terms stated above.
(c) Compliance by Seller with the insurance provisions of this Order shall not relieve Seller of any liabilities with respect to the agreements contained herein and the goods and/or services provided hereunder.

17.   Payment
      -------

      Invoices will normally be paid according to discount terms, or if no discount is offered, within thirty (30) to sixty (60) days after receipt and acceptance of the goods or completion and acceptance of services or according to other agreed upon payment terms. At least five (5) working days are requested to process payments from the date of receipt of invoices irrespective of when goods and services are received. Unless specified otherwise, discount periods will be computed from either the date of delivery plus three days' allowance for inspection or the date of receipt of correct invoices, prepared in accordance with the terms of this Order, whichever date is later. Payment shall not be construed to limit Buyer's right of inspection, acceptance, set-off, or any other right.

18.   Paid Stock
      ----------

(a) Any goods for which Buyer has paid Seller but which have not been delivered to Buyer or shipped pursuant to Buyer's instruction shall constitute "paid stock" of Buyer. Paid stock shall not be commingled or stored with Seller's own inventory of goods for customers other than Buyer and shall be physically separated from Seller's inventory in an area designated by prominent signs and markings which shall identify the paid stock stored within the warehouse area as the sole property of Buyer.
(b) Seller shall bear all risk of loss, injury or destruction to the paid stock while it is warehoused with Seller, except remaining shelf issues, and shall obtain and maintain insurance insuring the paid stock against loss, damage or destruction due to accident, theft, fire, flood, abuse or vandalism or other hazards commonly covered by extended coverage insurance.
(c) Seller shall not sell, lease, assign, transfer, pledge, hypothecate or otherwise encumber, except as specifically permitted in writing by Buyer, any paid stock warehoused with Seller or any interest therein. In addition, Seller shall execute such financing statements, security documents and other instruments as Buyer shall deem appropriate to protect Buyer's ownership of the paid stock against claims of creditors of Seller and other third persons. Seller shall and does hereby indemnify and hold harmless Buyer from and against the payment of any sum of money and against any expenses whatsoever, including attorneys' fees and court costs, which Buyer may be called upon to pay or incur resulting from any loss or damage to the goods while warehoused with Seller or resulting from a creditor's or other third party's claim of interest, lien or right in or to any paid stock warehoused with Seller.

19.   Taxes and Other Exactions
      -------------------------

a) Buyer shall be responsible for all transfer, sales, use, value-added taxes, duties, levies, tariffs or similar charges of any kind imposed by any federal, state, local, or other governmental authority for goods or services provided under this Agreement ("Taxes"). b) Seller shall be responsible for 1) remittance of the Taxes for which Buyer shall be responsible where required by operation of law [i.e., where Buyer is not allowed by the taxing jurisdiction to self-assess and directly remit such taxes], and the filing of any related tax returns; and 2) all other taxes, assessments, charges, duties, fees, levies or other governmental charges, including federal, state, city, county, parish, foreign or other income, franchise, capital stock, real property, personal property, escheatment or unclaimed property, intangible, withholding, FICA (or similar), unemployment compensation, disability, environmental (including taxes under section 59A of the Internal Revenue Code of 1986, as amended, fuel, excise, gross receipts, alternative or add-on-minimum, estimated and all other taxes of any kind for which Seller may have any liability imposed by any governmental authority (including interest, penalties or additions associated therewith) whether disputed or not, and including any transferee or secondary liability in respect of any tax (whether imposed by law, contractual agreement or otherwise) and any liability in respect of any tax as a result of being a member of any affiliated, consolidated, combined, unitary or similar group. c) Each of the parties will use its reasonable, good faith efforts legally to minimize any taxes associated with the transactions contemplated in this Agreement. The party requesting that such efforts be made by the other party shall be responsible for all reasonable costs associated with such request.

20.   Examination of Seller's Records and Place of Business
      -----------------------------------------------------

      Upon request by Buyer, any duly authorized representative of Buyer shall, until three (3) years after final payment under this Order, have access to and right to examine directly pertinent books, papers, documents, accounts and records of Seller involving transactions related to this Order and to examine Seller's place of business as necessary to determine whether the terms of this Order are being carried out.

21.   Waiver
      ------

      Buyer shall not, by any act, delay, omission or otherwise, be deemed to have waived any of the rights or remedies under this Order, and no waiver whatever shall be valid as against Buyer unless in writing, signed by an authorized representative of Buyer, and then only to the extent set forth therein. Buyer's waiver of any right or remedy under the terms of this Order on any one occasion shall not be construed as a waiver of any right or remedy which Buyer would otherwise have on a future occasion.

22.   Set Off
      -------

      Seller agrees that Buyer shall have the right to set off against amounts which may become payable by Buyer to Seller under this contract or otherwise, any present or future indebtedness of Seller to Buyer, money, prepaid inventory or otherwise, whether arising under this Order or otherwise.

23.   Miscellaneous
      -------------

(a) Except as otherwise expressly provided herein, any notice or communication required or permitted hereunder shall be sufficiently given if sent in writing by registered or certified mail, postage prepaid, to Seller and Buyer at their respective addresses as the same appear on the reverse side hereof. Any such notice, if so mailed, shall be deemed to have been received the third business day following such mailing. Either party hereto may change its address for notice purposes by written notice to the other party as specified herein.
(b) All rights and obligations under this Order, including matters of construction, validity and performance, shall be governed by the laws of the State of Georgia.
(c) The various provisions of this Order are severable and any determination of invalidity or unenforceability of any one provision hereof shall have no bearing on the continuing force and effect of the remaining valid provisions hereof.
(d) Captions given to various sections herein are for convenience only and are not intended to modify or affect the meaning of any of the substantive provisions hereof.
(e) Seller shall be deemed in respect of all activities of Seller contemplated hereunder to be an independent Seller and neither Seller nor any of its agents or employees shall have the right or authority to bind Buyer in any way.
(f) Nondiscrimination in Employment- Unless this contract is exempted, there is incorporated herein by reference the provisions of Section 202, the equal opportunity clause of Executive Order 11246, as amended, Section 60.7415, the affirmative action clause of the regulations under the Rehabilitation Act of 1973, and Section 60.250.5, the affirmative action clause of the regulations under 38 U.S.C. 4212, the Vietnam Era Veterans' Readjustment Assistance Act of 1974.
(g) This order contains the entire agreement between Buyer and Seller regarding the subject matter hereof, and there have been no other representations or inducements, oral or otherwise, made by any party in connection herewith.

                                Exhibit 9.1C

                 Order Fulfillment and Lead Time Requirments

                                 [REDACTED]

                                Exhibit 10.2

                       Company's Intellectual Property

Owned Trademarks and other Intellectual Property Rights:

Marks and design trade dress for

      *  Bravo!
      *  Slammers Ultimate Milk Shake
      *  Slammers Ultimate Milk
      *  Slammers Ultimate Smoothie
      *  Pro Slammers
      *  Slim Slammers


                    [Exhibit 10.2 continued on next page]


-----------------------------------------------------------------------------------
   Country               Trademark               Serial No./            Status
                                              Registration No.
-----------------------------------------------------------------------------------

USA             BLENDERS                      78/661,707          Pending
-----------------------------------------------------------------------------------
USA             METRECARB                     78/369,965          Pending, Opposed
-----------------------------------------------------------------------------------
USA             NUTRITION BAR IN A BOTTLE     78/667,224          Pending
-----------------------------------------------------------------------------------
USA             POWER SLAMMERS                78/667,231          Pending
-----------------------------------------------------------------------------------
Canada          SLAMMERS                      1,264,851           Pending
-----------------------------------------------------------------------------------
Egypt           SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
Lebanon         SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
Mexico          SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
Oman            SLAMMERS                      36953               Pending
-----------------------------------------------------------------------------------
Saudi Arabia    SLAMMERS                      Not yet assigned    Pending
-----------------------------------------------------------------------------------
USA             SLAMMERS (for tea)            78/512,874          Pending/suspended
-----------------------------------------------------------------------------------
USA             SLAMMERS & Design             2,798,883           Registered
-----------------------------------------------------------------------------------
Canada          SLAMMERS FORTIFIED MILK       1,147,967           Pending, Allowed
-----------------------------------------------------------------------------------
European        SLAMMERS FORTIFIED MILK       2 827 855           Registered
Community
-----------------------------------------------------------------------------------
Mexico          SLAMMERS FORTIFIED MILK       781763              Registered
-----------------------------------------------------------------------------------
USA             SLAMMERS FORTIFIED REDUCED    2,798,884           Registered
                FAT MILK & Design
-----------------------------------------------------------------------------------
USA             SLIM SLAMMERS & Design        2,798,885           Registered
-----------------------------------------------------------------------------------
USA             SLIM SLAMMERS FORTIFIED       2,798,882           Registered
                LOWFAT MILK & Design
-----------------------------------------------------------------------------------
USA             SLIM SLAMMERS FORTIFIED       2,803,268           Registered
                MILK
-----------------------------------------------------------------------------------

Licensed Trademarks and other Intellectual Property Rights:

Names and Likenesses on Pro Slammers


MARVEL (NORTH AMERICA)

(continued on next page)

-------------------------------------------------------------------------------
(a) Licensor:
    --------
                                                 Contact

          Marvel Enterprises, Inc.                     Marvel Enterprises, Inc.

         417 Fifth Avenue, Mezzanine,            Paul Gitter
                                                 212-576-4026
         New York, NY 10016

         and

         Marvel Characters, Inc.,

         10474 Santa Monica Boulevard,

         Suite 206,

         Los Angeles, California 90025
-------------------------------------------------------------------------------
(b) Characters/Marks:     Licensee shall only use one character per Licensed
    ----------------      Article. Co-mingling of more than one character on a
                          Licensed Article shall require prior written approval from Marvel.

                          The following characters as they appear in Marvel's comic book publications sold at retail (excluding characters and/or the portrayal of characters in comics based upon motion picture, television, video games or any other entertainment products) ("Classic Characters") limited to:

                          Spider-Man, Peter Parker, Aunt May, Mary Jane Watson Parker, J. Jonah Jameson, Green Goblin, Doc Ock, Venom, Black Cat, Kraven the Hunter (collectively, "Spider-Man Family").

                          Beast, Colossus, Cyclops, Gambit, Archangel, Jean Grey, Professor X, Psylocke, Rogue, Storm, Wolverine, Nightcrawler, Iceman, Bishop and Cable, Juggernaut, Magneto, Sabretooth, Sentinels, Blob, Apocalypse, Mystique and Toad.

                          Mr. Fantastic, The Thing, The Human Torch, The Invisible Woman, Dr. Doom and Mole Man.

                          Silver-Surfer, Shalla Bal and Galactus.

                          The Incredible Hulk, Abomination, The Leader.

                          Captain America, Iron Man
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          Daredevil, Elektra and Kingpin.

                          The following characters as they appear in the
                          Spider-Man and Friends kids toy style guide limited
                          to: Spider-Man, Spider-Girl, Storm, Wolverine, Hulk,
                          Thor, Lizard, Rhino, and Captain America. The
                          characters must appear in a group of at least three
                          or more and must include Captain America or Thor.
                          However, individual characters may appear if the
                          multiple character heads logo prominently appears
                          and is 25% of the size of the actual character image
                          on the Licensed Article. No one character may be more
                          prominent than another.
-------------------------------------------------------------------------------
(c) Licensed Articles:    1) Extended shelf life and aseptic UHT flavored milk
    -----------------     in the following sizes: 8 oz., 11.2 oz. and 16 oz.

                          2) Licensee may sell kits to Authorized Sublicensees (defined below) which consist of the ingredients necessary to manufacture Licensed Article #1 ("Kits").

                                All Licensed Articles using the Spider-Man
                          Family or Spider-Man and/or Spider-Girl of Spider-
                          Man and Friends shall be (x) single-serving, (y)
                          Non-Branded, and (z) are in a shape or contain
                          prominent artwork addressed primarily to children
                          under the age of 10. "Non-Branded" means a container
                          in which the name of the Licensee, manufacturer
                          and/or distributor is displayed, if at all, only in
                          a non-prominent manner. For the avoidance of doubt,
                          Licensee's "Slammers" trademark is not the name of
                          the Licensee, the manufacturer and/or the
                          distributor.
-------------------------------------------------------------------------------
(d) Territory/Channels
    ------------------
of Distribution:
---------------
    (i) Territory:        United States, its territories and possessions,
        ---------         Canada and Mexico
                          1. Gift
---------------------     2. Specialty
                          3. Catalog
    (ii) Channels of      4. Drug Stores
         -----------      5. Mid-Tier
Distribution:             6. Internet-may only be sold or shipped within the
------------              territory specified in Section 1(d) (i)
                          7. Comic Book
                          8. Mass Market
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          9. Grocery
                          10. Upstairs
                          11. Vending Machines - all locations
                          12. Schools
                          13. Direct Sales method, including internet direct sales-may only be sold or shipped within the Territory specified in Section 1(d)(i)
                          14. Club Stores
                          15. Theme Parks
                          16. Movie Theaters
                          17. Dollar stores
                          18. Discount Stores
-------------------------------------------------------------------------------
(e) Term:
    ----

        Commencement
        Date:             Upon the date of execution by both parties

    Expiration Date:      April 1, 2006
-------------------------------------------------------------------------------
(f) Exclusive/Non-        Non-Exclusive
    --------------
    Exclusive:
    ---------
-------------------------------------------------------------------------------
(g) Royalty Rate:         [REDACTED]
    ------------

    (i) Percentage:
        ----------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (ii) Per Article
         -----------
         Royalty:
         -------
-------------------------------------------------------------------------------
(h) Minimum Royalty
    ---------------
    Guarantee:            [REDACTED].
    ---------
-------------------------------------------------------------------------------
        Advance:          [REDACTED]
        -------
-------------------------------------------------------------------------------
        Balance:          [REDACTED]
        -------                 For the avoidance of doubt, Licensee
                          acknowledges and agrees that (I) Royalties earned
                          from the sale of the Articles in United States its
                          territories and possessions and Canada shall be
                          calculated separately and shall be offset solely
                          against the Minimum Royalty Guarantee amount defined
                          in A. above and (II) Royalties earned from the sale
                          of the Articles in Mexico shall be calculated
                          separately and shall be offset solely against the
                          Minimum Royalty Guarantee amount defined in B. above.
-------------------------------------------------------------------------------
(i) Advertising/Promotion Commitment/Common Marketing Fund:
    ------------------------------------------------------

    (A) [REDACTED]

    (B) CMF:    N/A
-------------------------------------------------------------------------------
(j) Mandatory Artwork Fee:    Two Thousand Dollars ($2,000) payable upon the
    ---------------------     signing of this Agreement by Licensee.
-------------------------------------------------------------------------------
(k) Insurance:            Combined Single Limit of $3,000,000 per occurrence.
    ---------
-------------------------------------------------------------------------------
(l) Product Development/Submission Date:         June 25, 2005
    -----------------------------------
-------------------------------------------------------------------------------
(m) Trade Introduction Date:                     July 30, 2005
    -----------------------
-------------------------------------------------------------------------------
(n) Consumer Introduction Marketing Date:        August 15, 2005
    ------------------------------------
-------------------------------------------------------------------------------
(o) Post-Expiration Disposal Period              60 Days
    -------------------------------
-------------------------------------------------------------------------------

MARVEL (UK)
-------------------------------------------------------------------------------
(a) Licensor:                                   Contact: Marvel Enterprises
    --------                                             International Ltd
          Marvel Enterprises, Inc.
                                                 Address: 7 Portland Place
          417 Fifth Avenue, Mezzanine,
                                                          London
          New York, NY 10016
                                                          W1B 1PP
          and
                                                 Attention: Bruno Maglione
          Marvel Characters, Inc.,
                                                 Tel: 20 7031 0415
          10474 Santa Monica Boulevard,
                                                 Fax: 20 7031 7416
          Suite 206,
                                                 Email: bmaglione@marvel.com
          Los Angeles, California 90025
-------------------------------------------------------------------------------
(b) Characters/Marks:     The following characters as they appear in Marvel's
    ----------------      comic book publications sold at retail (excluding
                          characters and/or the portrayal of characters in comics based upon motion picture, television or home video versions) ("Marvel Classic Characters") limited to:

                          Marvel Heroes Classic Characters: Classic Marvel artwork for the co-mingled character program known as Marvel Heroes and taken only and exclusively from the dedicated Marvel Heroes Style Guide, as in effect from time to time during the Term of the Agreement, featuring the character families of Spider Man, X-Men, Hulk, Fantastic Four, Silver Surfer, Captain America, Thor, Iron Man, Daredevil, Namor, Dr. Strange and Nick Fury as well as other character as may be added to this program and featured in its style guide from time to time. Marvel Heroes is specifically a co-mingled character program meaning that all Marvel Heroes licenses shall feature multiple characters in either of the two following ways: a) not less than three equally represented characters on a single SKU (for example a bed duvet, T-shirt or play-tent) or, subject to Marvel approval in writing on a case-by-case basis, b) not less than four characters, one character per SKU, equally represented on a repeat purchase collectible SKU line (for example ballpoint pens, lollipops) whereby the product line is conceived, branded, marketed, packaged and merchandised as a collectible multiple character product line at all times.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(c) Licensed Articles:    Extended Shelf Life and Aseptic UHT Flavored Milk-
    -----------------     limited to the following sizes: 8 oz., eleven 11.2
                          oz., and 16 oz.
-------------------------------------------------------------------------------
(i) Territory/Channels
    ------------------
    of Distribution:
    ---------------
    (i) Territory:        United Kingdom and Ireland
        ---------
-------------------------------------------------------------------------------
    (ii) Channels of
         -----------
         Distribution:    1. Mass Market
         ------------     2. High Street retail
                          3. Direct Sales method, including internet direct
                             sales-may only be sold or shipped within the
                             Territory specified in Section 1(d)(i)
-------------------------------------------------------------------------------
(j) Term:
    ----

        Commencement
        Date:             December 1, 2004

    Expiration Date:      March 31, 2006
-------------------------------------------------------------------------------
(k) Exclusive/Non-
    --------------
    Exclusive:            Non-Exclusive
    ---------
-------------------------------------------------------------------------------
(l) Royalty Rate:         [REDACTED]
    ------------
    (i) Percentage:
        ----------


    (ii) Per Article
         -----------
         Royalty:
         -------
-------------------------------------------------------------------------------
(m) Minimum Royalty
    ---------------
    Guarantee:            [REDACTED]
    ---------
-------------------------------------------------------------------------------
        Advance:          [REDACTED]
        -------           Twenty Thousand United Kingdom Pounds ([POUND]20,000)
                          payable on or before September 1, 2006.
        Balance:
        -------
-------------------------------------------------------------------------------
    (i) (a) Mandatory Artwork Fee:     N/A
            ---------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(b) Marvel Marketing Fund (MMF) Commitment:    One Thousand United Kingdom
    --------------------------------------     Pounds ([POUND]1,000) United
                                               Kingdom Pounds (GBP1,000)
                                               payable by Licensee within
                                               thirty days of invoice by
                                               Marvel Enterprises
                                               International.
-------------------------------------------------------------------------------
(j) Insurance:            Combined Single Limit of $3,000,000 per occurrence.
    ---------
-------------------------------------------------------------------------------
(k) Product Development/Submission Date:       January 1, 2005
    -----------------------------------
-------------------------------------------------------------------------------
(l) Trade Introduction Date:                   March 1, 2005
    -----------------------
-------------------------------------------------------------------------------
(m) Consumer Introduction Marketing Date:      October 1, 2005
    ------------------------------------
-------------------------------------------------------------------------------
(n) Post-Expiration Disposal Period:           90 Days
    -------------------------------
-------------------------------------------------------------------------------

MASTERFOODS (US)
-------------------------------------------------------------------------------
Licensor                                         Contact: Masterfoods USA,
--------
Masterfoods USA,(a division of Mars,             Attention: Commercial Manager
Incorporated)                                    Telecopy: 908-813-4654
800 High Street
Hackettstown
New Jersey 07840
-------------------------------------------------------------------------------
(b) Marks:                MILKY WAY(R) Brand
    -----                 STARBURST(R) Brand
                          3 MUSKETEERS(R) Brand
-------------------------------------------------------------------------------
(c) Licensed Articles:    MILKY WAY(R) Brand Flavored Milk Drink - single
    -----------------     serving
                          STARBURST(R) Brand Flavored Milk Drink - single
                          serving
                          3 MUSKETEERS(R) Brand Flavored Milk Drink - single
                          serving
-------------------------------------------------------------------------------
(n) Territory/Channels
    ------------------
    of Distribution:
    ---------------       The United States and its Territories and
    (i) Territory:        Possessions, and U.S. Military installations
    -------------         worldwide
-------------------------------------------------------------------------------
    (ii) Channels of      Grocery, Schools, foodservice, vending, bodega,
         -----------      convenience, club stores, medical institutions, Gift,
         Distribution:    Specialty, Drug Stores, Mid-Tier and Mass Market,
         ------------     Vending Machines, Theme Parks, and Movie Theaters
-------------------------------------------------------------------------------
(o) Term:
    ----
        Commencement
        Date:             July 1, 2004

    Expiration Date:      December 31, 2007
-------------------------------------------------------------------------------
(p) Exclusive/Non-
    --------------
    Exclusive:            Non-Exclusive, with right of first refusal
    ---------
-------------------------------------------------------------------------------
(q) Royalty Rate:         Type of Sale          % of Net Sales Value
    ------------          -----------------------------------------------------
    (i) Percentage:       [REDACTED]
        ----------


                          -----------------------------------------------------
                          -----------------------------------------------------
                          -----------------------------------------------------
                          -----------------------------------------------------
                          To Distributor F.O.B. outside   n/a   n/a   n/a   n/a
                          Territory:
                          -----------------------------------------------------

-------------------------------------------------------------------------------
                          N/A
(ii) Per Article
     -----------
     Royalty:
     -------
-------------------------------------------------------------------------------
(r) Minimum Royalty       Contract Year               Amount           Due Date
    ---------------       -----------------------------------------------------
    Guarantee:                            U.S.   Canada   Mexico   Total
                          -----------------------------------------------------
(s)                       [REDACTED]
                          -----------------------------------------------------
        Advance:          Contract Year               Amount           Due Date
        -------           -----------------------------------------------------
                                          U.S.   Canada   Mexico   Total
                          -----------------------------------------------------
                          [REDACTED]
                          -----------------------------------------------------
(i) (a) Mandatory Artwork Fee:     N/A
        ---------------------
-------------------------------------------------------------------------------
(j) Insurance:
    ---------
      Bodily Injury and Property Damage        $1 million per occurrence, with
      (per occurrence):                        not less than $5 million in
                                               excess coverage

      Personal Injury and Advertising Injury   $1 million per occurrence, with
      (per occurrence):                        not less than $5 million in
                                               excess coverage

      Products/Completed Operations            $1 million per occurrence, with
      (aggregate):                             not less than $5 million in
                                               excess coverage

      General Aggregate per location:          $1 million per occurrence, with
                                               not less than $5 million in
                                               excess coverage
-------------------------------------------------------------------------------
Product Activity Dates:
----------------------
-------------------------------------------------------------------------------
Activity                                       Performance Date (on or before)

Initial preview of Licensed Products to potential customers    1 August 2004

Initial receipt of Licensed Product orders                     1 August 2004

Initial shipment of Licensed Products to customers             1 September 2004
-------------------------------------------------------------------------------
(n) Post-Expiration Disposal Period:                           90 Days
    -------------------------------
-------------------------------------------------------------------------------

MD ENTERPRISES (US)
-------------------------------------------------------------------------------
Licensor                              Contact:
--------
                                      MD Enterprises, Inc.
MD Enterprises, Inc.
405 Metcalf Avenue, Suite 518         Attn: Mark E. Dowey
Overland Park, Kansas 66202           Title: President, Chief Executive Officer
                                      Fax: (913) 362-0059
-------------------------------------------------------------------------------
(b) Marks:                Moon Pie
    -----
-------------------------------------------------------------------------------
(c) Licensed Articles:    MoonPie(R) Milk
    -----------------
-------------------------------------------------------------------------------
(t) Territory/Channels
    ------------------
    of Distribution:
    ---------------
    (i) Territory:        United States
        ---------
-------------------------------------------------------------------------------
    (ii) Channels of      Unlimited
         -----------
         Distribution:
         ------------
-------------------------------------------------------------------------------
(u) Term:
    ----

        Commencement
        Date:             January 15, 2004

    Expiration Date:      January 14, 2006
-------------------------------------------------------------------------------
(v) Exclusive/Non-
    --------------
    Exclusive:            Exclusive
    ---------
-------------------------------------------------------------------------------
(w) Royalty Rate:
    ------------
                          Units of Volume*    Royalty**
    (i) Percentage:       [REDACTED]
        ----------        *Unit of volume is one container of milk (e.g., 11.2
                          oz. container, 16 oz. container, etc.)
                          **Royalty is the percentage set forth in the preceding schedule of the net wholesale price of one unit of volume of milk shipped, net of reclamation

                          N/A

    (ii) Per Article
         -----------
         Royalty:
         -------
-------------------------------------------------------------------------------
(x) Minimum Royalty
    ---------------
    Guarantee:            N/A.
    ---------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Advance:
        -------
                          N/A
        Balance:
        -------
-------------------------------------------------------------------------------
(i) (a) Mandatory Artwork Fee:     N/A
        ---------------------
-------------------------------------------------------------------------------
(j) Insurance:     N/A.
    ---------
-------------------------------------------------------------------------------
(k) Product Development/Submission Date:         N/A
    -----------------------------------
-------------------------------------------------------------------------------
(l) Trade Introduction Date:                     N/A
    -----------------------
-------------------------------------------------------------------------------
(m) Consumer Introduction Marketing Date:        N/A
    ------------------------------------
-------------------------------------------------------------------------------
(n) Post-Expiration Disposal Period:             120 Days
    -------------------------------
-------------------------------------------------------------------------------

DIABETES RESEARCH INSTITUTE FOUNDATION, INC.

-------------------------------------------------------------------------------
Licensor                               Contact:
--------


Diabetes Research Institute            Diabetes Research Institute Foundation
Foundation, Inc.                       Attention: Robert A. Pearlman, President
3440 Hollywood Boulevard               and Chief Operating Officer
                                       Telephone No.: (954) 964-4040
Suite 100                              Facsimile No.: (954) 966-7203

Hollywood FL 33021
-------------------------------------------------------------------------------
(b) Marks:                the service mark DIABETES RESEARCH INSTITUTE and
    -----                 Design
-------------------------------------------------------------------------------
(c) Licensed Articles:    Licensee's artificially sweetened and flavored milk
    -----------------     beverage goods sold under the trademark SLIM
                          SLAMMERS.
-------------------------------------------------------------------------------
(y) Territory/Channels
    ------------------
    of Distribution:
    ---------------
    (i) Territory:        worldwide
        ---------
-------------------------------------------------------------------------------
    (ii) Channels of      Unlimited
         -----------
         Distribution:
         ------------
-------------------------------------------------------------------------------
(z) Term:
    ----

        Commencement
        Date:             May 1, 2003

    Expiration Date:      Extended to June 30, 2006
-------------------------------------------------------------------------------
(aa) Exclusive/Non-
     --------------
     Exclusive:           Non-Exclusive
     ---------
-------------------------------------------------------------------------------
(bb) Royalty Rate:
     ------------
                          [REDACTED]
    (i) Percentage:
        ----------        N/A


    (ii) Per Article
         -----------
         Royalty:
         -------
-------------------------------------------------------------------------------
(cc) Minimum Royalty
     ---------------
-------------------------------------------------------------------------------

     Guarantee:           [REDACTED]
     ---------
-------------------------------------------------------------------------------
        Advance:          [REDACTED]
        -------


        Balance:
        -------
-------------------------------------------------------------------------------
(i) (a) Mandatory Artwork Fee:     N/A
        ---------------------
-------------------------------------------------------------------------------
(j) Insurance: $2,000,000 per claim and $10,000,000 excess liability coverage.
    ---------
-------------------------------------------------------------------------------
(k) Product Development/Submission Date:         N/A
    -----------------------------------
-------------------------------------------------------------------------------
(l) Trade Introduction Date:                     N/A
    -----------------------
-------------------------------------------------------------------------------
(m) Consumer Introduction Marketing Date:        N/A
    ------------------------------------
-------------------------------------------------------------------------------
(n) Post-Expiration Disposal Period:             Six (6) months
    -------------------------------
-------------------------------------------------------------------------------

                                Exhibit 10.6

                   Recalls/Withdrawals/Regulatory Actions

In the prior three years, in January 2003 Jasper Products engaged in a voluntary withdrawal of Bravo! Foods' Prisma Looney Tunes Slammers product from the distribution level (not from retail). Jasper did this to be conservative and the withdrawal was not required by the FDA.

The reason Jasper took this action resulted from its practice to accept a water flush in between runs of differing allergens. For example, Jasper would run soy, then do a full water rinse of the system and then start on a dairy product. The FDA expressed its preference going forward for the utilization of an alternative flush methodology. Jasper now requires a full CIP of the system with cleaning compounds (acid/caustic). To show its good intentions Jasper voluntarily "dumped" any product in the supply chain that had only a water rinse in between differing allergens.